This Information was prepared by J.P. Morgan Securities Inc. in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

                                                                         Free Writing Prospectus Containing Computational Materials for
                                                                                                             RASC Series 2007-KS3 Trust
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           $1,102,753,000 (Approximate)

                                                      RASC Series 2007-KS3 Trust

                                  Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3

                                                     $1,102,753,000 (approximate)

                                                          Subject to Revision

                                                            March 21, 2007

Any transactions in the certificates will be effected through J.P. Morgan Securities Inc. ("JPMorgan")

The  information  herein has been provided  solely by JPMorgan based on information  with respect to the Mortgage Loans provided by
Residential Funding Company, LLC (“RFC”) and its affiliates.

 THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SECURITIES AND EXCHANGE  COMMISSION  (FILE NUMBER
socialsecuritynumberTagType1333-131209)  FOR THE OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE
PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION FOR
MORE  COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE  OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING  EDGAR ON THE
SECURITIES AND EXCHANGE COMMISSION WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER PARTICIPATING
IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-422-2006.

 The information in this free writing  prospectus,  if conveyed prior to the time of your contractual  commitment to purchase any of the
Certificates,  supersedes any information  contained in any prior similar  materials  relating to the  Certificates.  The information in this free writing  prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the Certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the  Certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a  contractual  commitment  by you to purchase any of the  Certificates,  until we have  accepted your offer to purchase  Certificates.  You may withdraw your offer to purchase  certificates  at any time prior to our  acceptance of your offer.  The
Certificates  referred to in these  materials are being sold when, as and if issued.  The issuing  entity is not obligated to issue such
Certificates  or any  similar  security  and the  underwriters’  obligation  to deliver  such  Certificates  is subject to the terms and conditions of the  underwriting  agreement with the depositor and the  availability of such  Certificates  when, as and if issued by the issuing  entity.  You are advised that the terms of the  Certificates,  and the  characteristics  of the mortgage pool backing them, may change (due,  among other things,  to the possibility  that mortgage loans that comprise the pool may become  delinquent or defaulted or may be removed or  replaced  and that  similar or  different  mortgage  loans may be added to the  mortgage  pool,  and that one or more classes of  Certificates  may be split,  combined or eliminated),  at any time prior to issuance or availability of a final  prospectus.
You are advised  that  Certificates  may not be issued that have the  characteristics  described in this free  writing  prospectus.  The underwriters’  obligation to sell any of the  Certificates  to you is  conditioned  on the mortgage  loans and  Certificates  having the characteristics  described  in  these  materials.  If for any  reason  the  issuing  entity  does not  deliver  such  Certificates,  the underwriters  will notify you, and neither the issuing entity or any  underwriter  will have any obligation to you to deliver all or any portion of the Certificates  which you have committed to purchase,  and neither the issuing entity or any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not contain all the  information  that is required  to be included in the base  prospectus,  the  preliminary prospectus supplement and the prospectus supplement.

The  certificates may not be suitable for all investors.  JPMorgan and its affiliates may acquire,  hold or sell positions in these certificates, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

Investors are urged to read the base prospectus,  free writing prospectus or preliminary  prospectus  supplement and the prospectus supplement and other relevant  documents  filed or to be filed with the  Securities  and Exchange  Commission  because they contain important information.

This free writing  prospectus does not contain all information that is required to be included in the base prospectus,  preliminary prospectus supplement and the prospectus supplement.

JPMorgan and its  affiliates,  officers,  directors,  partners and  employees,  including  persons  involved in the  preparation or issuance  of these  materials,  may,  from time to time,  have long or short  positions  in,  and buy and  sell,  the  certificates mentioned herein or derivatives  thereof  (including  options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The  information in this free writing  prospectus  supersedes  information  contained in any prior similar free writing  prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing  prospectus is not an offer to sell or a solicitation  of an offer to buy these  certificates  in any state where such offer, solicitation or sale is not permitted.

All  assumptions  and  information  in this report  reflect  JPMorgan's  judgment  as of this date and are  subject to change.  All analyses are based on certain assumptions noted herein and different  assumptions could yield substantially  different results. You are  cautioned  that  there is no  universally  accepted  method  for  analyzing  financial  instruments.  You  should  review  the assumptions;  there may be differences  between these assumptions and your actual business  practices.  Further,  JPMorgan does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The  decision  to adopt  any  strategy  remains  your  responsibility.  JPMorgan  (or any of its  affiliates)  or  their  officers, directors,  analysts or employees may have positions in  certificates,  commodities or derivative  instruments  thereon referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments.  In addition, JPMorgan may make a market in the certificates referred to herein.

Finally,  JPMorgan has not  addressed  the legal,  accounting  and tax  implications  of the analysis with respect to you, and JPMorgan strongly urges you to seek advice from your counsel, accountant and tax advisor.

Free Writing Prospectus Containing Computational Materials

Part I of II

$1,102,753,000 (Approximate)

RASC Series 2007-KS3 Trust
Issuing Entity

Residential Asset Securities Corporation
Depositor

Residential Funding Company, LLC
Master Servicer and Sponsor

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS3

                                                                                                                     March 21, 2007

Expected Timing:          Pricing Date:               On or about March 23, 2007
                          Settlement Date:            On or about March 29, 2007
                          First Payment Date:         April 25, 2007

                                                      RASC Series 2007-KS3 Trust

                                      Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                     $1,102,753,000 (Approximate)

                                                          Subject to Revision
                                                     Preliminary Offered Certificates
                                                                                                                     Expected Principal
                                                                                                                           Window
                                                                                                Expected WAL             (months)(2)             Final Scheduled           Expected rating
Class                  Approximate Size($)(1)      Interest Type        Principal Type       (yrs)(2) Call/Mat           Call/Mat            Distribution Date(6)          (Moody's / S&P )
------------------- ---------------------------- -------------------- --------------------- ---------------------- ------------------------ --------------------------- ----------------------
A-I-1 (3) (4)              $451,900,000               Floating               SR SEQ              1.00 / 1.00           1 - 22 / 1 - 22            February 2030               Aaa / AAA
A-I-2 (3) (4)              $138,000,000               Floating               SR SEQ              2.00 / 2.00          22 - 27 / 22 - 27            January 2033               Aaa / AAA
A-I-3 (3) (4)              $158,300,000               Floating               SR SEQ              3.00 / 3.00          27 - 61 / 27 - 61           November 2036               Aaa / AAA
A-I-4 (3) (4)               $98,900,000               Floating               SR SEQ              6.18 / 7.90         61 - 78 / 61 - 183             April 2037                Aaa / AAA
A-II  (3) (4) (7)          $167,500,000               Floating               SR PT                       Not Marketed Hereby                        April 2037                Aaa / AAA
M-1S  (3) (4) (5)           $56,069,000               Floating              MEZ SEQ              3.79 / 3.79          42 - 49 / 42 - 49             April 2037                Aa1 / AA+
M-2S  (3) (4) (5)           $56,739,000               Floating              MEZ SEQ              5.02 / 5.05          49 - 78 / 49 - 86             April 2037                Aa2 / AA
M-3S  (3) (4) (5)           $21,360,000               Floating              MEZ SEQ              6.49 / 9.56         78 - 78 / 86 - 158             April 2037                Aa3 / AA-
M-4   (3) (4) (5)           $27,367,000               Floating                MEZ                4.56 / 5.02         41 - 78 / 41 - 138             April 2037                 A1 / A+
M-5   (3) (4) (5)           $22,695,000               Floating                MEZ                4.52 / 4.97         40 - 78 / 40 - 133             April 2037                 A2 / A
M-6   (3) (4) (5)           $16,020,000               Floating                MEZ                4.50 / 4.93         40 - 78 / 40 - 127             April 2037                 A3 / A-
M-7   (3) (4) (5)           $21,360,000               Floating                MEZ                4.48 / 4.88         39 - 78 / 39 - 123             April 2037               Baa1 / BBB+
M-8   (3) (4) (5)           $14,018,000               Floating                MEZ                4.47 / 4.84         39 - 78 / 39 - 116             April 2037               Baa2 / BBB
M-9   (3) (4) (5)           $20,025,000               Floating                MEZ                4.45 / 4.76         38 - 78 / 38 - 110             April 2037               Baa3 / BBB-
------------------- ---------------------------- -------------------- --------------------- ---------------------- ------------------------ --------------------------- ----------------------
Total                    $1,270,253,000
------------------- ---------------------------- -------------------- --------------------- ---------------------- ------------------------ --------------------------- ----------------------

      Notes:
      (1)  Class sizes subject to a 5% variance.
      (2)  Pricing Speed Assumption:
           Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
           ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30%
           CPR in month 12 and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter,
           35% CPR).
      (3)  The pass-through rate on each class of Class A Certificates and Class M Certificates will be equal to the least of (i)
           one-month LIBOR plus the related margin, (ii) the related Net WAC Cap Rate and (iii) 14.00% per annum.
      (4)  If the 10% optional call is not exercised, the margin on the Class A Certificates will double and the margin on the Class M
           Certificates will be 1.5 times the original margin, beginning on the second Distribution Date after the first possible optional termination date.
      (5)  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
      (6)  For Class A-I-1 through Class A-I-3 Certificates, calculated at 0% CPR, to maturity.  For Class A-I-4, Class A-II and Class
           M Certificates calculated as the latest maturity date for any mortgage loan plus one month.
      (7)  The Class A-II Certificates are not offered hereby.

 Representations & Warranties:         RFC will make a representation  and warranty that each mortgaged property is free of damage and in good  repair as of the  closing  date.  In the event that a  mortgaged property is damaged as of the  closing  date and that  damage  materially  adversely
                                       affects  the  value  of  the   mortgaged   property  or  of  the   interest  of  the
                                       certificateholders   in  the  related  mortgaged  loan,  RFC  will  be  required  to repurchase the related mortgage loan from the trust.

 Certificates:                         The Class A-I-1  Certificates,  Class A-I-2  Certificates,  Class A-I-3 Certificates
                                       and  Class  A-I-4   Certificates  (the  “Class  A-I  Certificates”)  are  backed  by fixed-rate and adjustable-rate  mortgage loans with original principal balances that may or may not conform to Fannie Mae limitations (the “Group I Loans”).

                                       The Class A-II  Certificates are backed by fixed-rate and  adjustable-rate  mortgage loans with original  principal  balances that conform to Fannie Mae limitations (the
                                       “Group II Loans”).

                                       The  Class  A-I   Certificates   and  Class   A-II   Certificates   (the   “Class  A
                                       Certificates”).

                                       The Class M-1S  Certificates,  Class M-2S  Certificates and Class M-3S  Certificates
                                       are referred to collectively as the “Sequential Class M Certificates.”

                                       The Class M-1S  Certificates,  Class  M-2S  Certificates,  Class M-3S  Certificates,
                                       Class M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates,  Class M-7
                                       Certificates,  Class  M-8  Certificates  and Class M-9  Certificates  (the  “Class M
                                       Certificates”)  together with the Class A-I Certificates,  are referred to herein as
                                       the  “Offered   Certificates.”   The  Offered   Certificates   and  the  Class  A-II
                                       Certificates will be offered pursuant to the Prospectus Supplement described below.

 Depositor:                            Residential  Asset  Securities  Corporation  (“RASC”),  an affiliate of  Residential
                                       Funding Company, LLC.

 SEC Registration Number:              socialsecuritynumberTagType1333-131209.

 Seller and Master Servicer:           Residential Funding Company, LLC (the “Seller”, “Master Servicer” or “RFC”).

 Trustee and Supplemental Interest    U.S. Bank National Association.
 Trust Trustee:

Swap Counterparty:
                                       [TBD]
 Joint Lead Underwriters:              J.P. Morgan Securities Inc. and Banc of America Securities, LLC.

 Co-manager:                           Residential Funding Securities, LLC.

 Cut-Off Date:                         March 1, 2007.

 Closing Date:                         On or about March 29, 2007.

 Distribution Dates:                   The 25th day of each month (if such day is not a business  day,  the first  business day thereafter) commencing in April 2007.

 Form of Certificates:                 The  Offered  Certificates  will be  available  in  book-entry  form  through  DTC /
                                       Euroclear / Clearstream in same day funds.

 Minimum Denominations:                The Class A  Certificates  and the Class M  Certificates  will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

  Tax Status:                          The Offered  Certificates  (exclusive of any right to receive amounts in respect of
                                       Basis Risk  Shortfall)  will be designated as regular  interests in a REMIC and, as such,  will be  treated  as debt  instruments  of a REMIC for  federal  income  tax purposes.

  ERISA Eligibility:                    Subject  to the  considerations  contained  in the  base  prospectus,  the  Offered
                                        Certificates  may be eligible for purchase by persons  investing assets of employee benefit plans or individual retirement accounts assets.

                                        In  addition,  prior  to  the  termination  of  the  Supplemental  Interest  Trust, the  Offered  Certificates  may  only be  purchased  by  persons  investing  assets of  employee  benefit  plans  or  individual  retirement  accounts  assets  if such
                                        person   qualifies   for  the   relief   available   under   one  or  more  of  the
                                        following  investor-based exemptions:

                                      o        Prohibited Transaction Class Exemption (“PTCE”) 84-14, regarding
                                      o        transactions negotiated by independent “qualified professional asset managers”;

                                      o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                                      o        PTCE 91-38, regarding investments by bank collective investment funds;

                                      o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                      o        PTCE 96-23, regarding transactions negotiated by certain “in-house asset managers”.

                                       See “ERISA Considerations” in the base prospectus.

  SMMEA Eligibility:                   The  Offered   Certificates  are  not  expected  to  constitute  “mortgage  related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

  Optional Termination Date:           If the  aggregate  principal  balance of the Mortgage  Loans after giving effect to distributions  to be  made  on  that  Distribution  Date  falls  below  10%  of the aggregate  principal balance as of the Cut-off Date ("Optional  Termination Date"),
                                       the holders of the call rights may terminate the trust.
  Mortgage Loans:                      The  Group  I  Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage  loans with original  principal  balances that may or may not conform to Fannie Mae  limitations.  The pool of Group I Loans described herein has an approximate principal balance of $1,121,784,287 as of the Cut-Off Date.

                                       The  Group II  Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage loans with original  principal balances that will conform to Fannie  Mae  limitations.  The pool of Group II Loans  described  herein  has an approximate principal balance of $221,771,294 as of the Cut-Off Date.

                                       Approximately  29.62%  of  the  Mortgage  Loans  were  purchased  from  Homecomings
                                       Financial, LLC, which is a seller affiliated with RFC.

                                       Approximately  11.42% of the Mortgage  Loans were  purchased  from People's  Choice
                                       Home Loan,  Inc.,  which filed for  bankruptcy  protection  under Chapter 11 of the
                                       U.S. Bankruptcy Code.

  Silent Seconds:                      The  mortgaged  properties  relating  to  approximately  20.73%  and  9.27%  of the
                                       Mortgage  Loans in Loan Group I and Loan Group II,  respectively,  are subject to a second-lien  mortgage loan ("Silent  Second") that were originated at the same time
                                       as  the  first-lien   mortgage  loan.  The  weighted  average   combined   original
                                       loan-to-value ratio of the Mortgage Loans,  including the Mortgage Loans subject to
                                       Silent  Seconds,  is 86.54% and 84.63% with  respect to Loan Group I and Loan Group
                                       II, respectively.

  Performance Information:             Performance  information  for certain RFC  transactions  is currently  available at
                                       www.gmacrfcstaticpool.com.

  Prepayment Assumption:               Fixed Rate Mortgage Loans: 23% HEP (assumes that  prepayments  start at 2.3% CPR in month one,  increase by 2.3% each month to 23% CPR in month 10, and remain constant at 23% CPR thereafter).

                                       Adjustable Rate Mortgage Loans:  100% PPC (100% PPC prepayment  assumption  assumes
                                       (i) a constant  prepayment rate of 2% of the then outstanding  principal balance of the  adjustable-rate  Mortgage Loans in the first month of the life of the Mortgage
                                       Loans,  (ii) an additional  2.545% per annum in each month  thereafter  through the eleventh  month,  (iii) a constant  prepayment rate of 30% per annum in the twelfth month through the twenty-second  month, (iv) a constant  prepayment rate of 50% per annum  in the  twenty-third  month  through  the  twenty-seventh  month  and  (v) a constant prepayment rate of 35% per annum thereafter).

  Group I Basis Risk Shortfall:       With respect to each class of Class A-I  Certificates  and any  Distribution  Date on
                                      which  the Group I Net WAC Cap Rate is used to  determine  the  pass-through  rate of that class of certificates,  an amount equal to the excess of (i) accrued certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the  related  margin,  over (ii)  accrued certificate interest for that class of certificates  calculated using the Group I Net
                                      WAC Cap Rate.

  Group I Basis Risk Shortfall        With respect to each class of Class A-I Certificates  and any  Distribution  Date, an
  Carry-Forward Amounts:              amount  equal  to the  aggregate  amount  of  Group I Basis  Risk  Shortfall  on that
                                      Distribution  Date,  plus  any  unpaid  Group  I  Basis  Risk  Shortfall  from  prior
                                      Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed by
                                      Excess Cash Flow, at a rate equal to the related  pass-through rate for that class of certificates.

  Group II Basis Risk Shortfall:      With respect to the Class A-II  Certificates and any  Distribution  Date on which the
                                      Group II Net WAC Cap Rate is used to determine  the  pass-through  rate of that class of  certificates,  an  amount  equal to the  excess  of (i) the  accrued  certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the related  margin over (ii) the accrued certificate  interest for that class of  certificates  calculated  using the Group II
                                      Net WAC Cap Rate.

  Group II Basis Risk Shortfall       With respect to the Class A-II  Certificates  and any  Distribution  Date,  an amount
  Carry-Forward Amounts:              equal to the  aggregate  amount of Group II Basis  Risk  Shortfall  for that class of certificates  on that  Distribution  Date,  plus  any  unpaid  Group  II  Basis  Risk
                                      Shortfall on that class of certificates from prior Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed  by Excess Cash Flow, at a rate equal to the related pass-through rate for that class of certificates.

 Class M Basis Risk Shortfall:        With respect to any class of Class M Certificates and any Distribution  Date on which the  Class M Net WAC Cap  Rate is used to  determine  the  pass-through  rate of that class of certificates,  an amount equal to the excess of (x) the accrued  certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the  related  margin over (y) the accrued certificate interest for that class of certificates  calculated using the Class M Net
                                      WAC Cap Rate.

 Class M Basis Risk  Shortfall        With respect to each class of Class M  Certificates  and any  Distribution  Date,  an
 Carry-Forward Amount:                amount equal to the aggregate  amount of Class M Basis Risk  Shortfall for that class of  certificates  on that  Distribution  Date,  plus any  unpaid  Class M Basis  Risk
                                      Shortfall  from  prior  Distribution  Dates,  plus  interest  thereon  to the  extent previously  unreimbursed  by  Excess  Cash  Flow,  at a rate  equal  to  the  related pass-through rate.

  Relief Act Shortfalls:              With respect to any  Distribution  Date,  the  shortfall,  if any, in  collections of
                                      interest  resulting  from  the  Servicemembers   Civil  Relief  Act  or  any  similar
                                      legislation  or  regulation.  Relief Act  Shortfalls  will be  covered  by  available
                                      Excess Cash Flow in the current period only.  Any Relief Act Shortfalls  allocated to the Offered  Certificates  for the current  period not covered by Excess Cash Flow in the current period will remain unpaid.  Relief Act Shortfalls  will be allocated on a pro rata basis among the Offered Certificates.

  Available Distribution Amount:      For any Distribution  Date, an amount (net of (i) amounts  reimbursable to the Master
                                      Servicer and any subservicer  (ii) any net swap payments to the swap counterparty and
                                      (iii)  any Swap  Termination  Payment  not due to  a Swap Counterparty Trigger Event)
                                      equal  to (a) the  aggregate  amount of scheduled  payments on the Mortgage Loans due during the related due period and  received on or prior to the related  determination date, after deduction of the master  servicing fees and subservicing  fees in respect
                                      of  the  Mortgage  Loans  for  that  Distribution  Date,   (b) unscheduled  payments,
                                      including   mortgagor   prepayments  on  the  Mortgage  Loans,   insurance  proceeds,
                                      liquidation   proceeds  and subsequent   recoveries  from  the  Mortgage  Loans,  and
                                      proceeds from  repurchases  of and  substitutions  for the Mortgage  Loans  occurring during the preceding calendar month,  and (c) all Advances made for that Distribution
                                      Date in respect of the Mortgage Loans.  A more detailed  description of the Available
                                      Distribution Amount is set forth in the preliminary prospectus supplement,  including additional amounts which may be included.

  Credit Enhancement:                 A.  Excess Cash Flow
                                      For any  Distribution  Date, the sum of (i) the excess of the available  distribution amount over the sum of (a) the interest  distribution amount for the certificates and
                                      (b)  the  principal  remittance  amount,  (ii)  any  overcollateralization  reduction amount,  and (iii) any net swap payments received by the Supplemental  Interest trust under the Swap  Agreement for that  Distribution  Date.  Excess Cash Flow may be used to protect the Class A Certificates and Class M Certificates  against realized losses by making an  additional  payment of  principal  to cover the amount of the  realized losses.

                                      Excess spread is initially equal to approximately 373 basis points per annum.

                                      * -  Excess  Spread  is  calculated  on a  30/360  basis  and  at the  Pricing  Speed
                                      Assumption.

                                      B.  Overcollateralization (“OC”)
                                      Initial (% Orig.)
                                      4.85%

                                      ---------------------------------------------------------- ----------------------
                                      Initial (% Orig.)
                                      OC Target (% Orig.)                                                4.85%
                                      Stepdown OC Target (% Current)(1)                                  9.70%
                                      OC Floor (% Orig.)                                                 0.50%
                                      ---------------------------------------------------------- ----------------------

                                      C.  Subordination
                                      If   the   Class   M   Certificates    remain
                                      outstanding,  losses  on the  Mortgage  Loans
                                      which are not  covered by Excess Cash Flow or
                                      overcollateralization     will    be    first
                                      allocated  to the Class M  Certificates  with
                                      the  lowest  payment  priority,  in each case
                                      until  the  Certificate   Principal   Balance
                                      thereof  is  reduced  to zero,  and the other
                                      classes  of  certificates  will  not bear any
                                      portion of such  losses,  except as described
                                      in  the  preliminary  prospectus  supplement.
                                      If  none  of the  Class  M  Certificates  are
                                      outstanding  and if there is no  Excess  Cash
                                      Flow  or   overcollateralization,   all  such
                                      losses  from the  related  Loan Group will be
                                      allocated    to   the    related    Class   A
                                      Certificates  as described in the preliminary
                                      prospectus supplement.

                                      D.  Swap Agreement
                                      Credit    enhancement    for   the   Class   A
                                      Certificates  and  Class M  Certificates  will
                                      include  Net  Swap  Payments  made by the Swap
                                      Counterparty  to  the  Supplemental   Interest
                                      Trust Trustee  pursuant to the Swap Agreement.
                                      The Swap Agreement  will  terminate  after the
                                      Distribution Date in April 2011.

  Expected Credit Support
  Percentage:

-------------------------- ------------------------------------- ----------------- -----------------------
                                     Expected rating               Initial Credit      After Step-Down
Class                                (Moody's/S&P)                     Support              Support*
-------------------------- ------------------------------------- ----------------- -----------------------
Class A                                 Aaa / AAA                     24.00%               48.00%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-1S                              Aa1 / AA+                     19.80%               39.60%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-2S                               Aa2 / AA                     15.55%               31.10%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-3S                              Aa3 / AA-                     13.95%               27.90%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-4                                A1 / A+                      11.90%               23.80%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-5                                 A2 / A                      10.20%               20.40%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-6                                A3 / A-                      9.00%                18.00%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-7                              Baa1 / BBB+                    7.40%                14.80%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-8                               Baa2 / BBB                    6.35%                12.70%
-------------------------- ------------------------------------- ----------------- -----------------------
Class M-9                              Baa3 / BBB-                    4.85%                9.70%
-------------------------- ------------------------------------- ----------------- -----------------------

                                      For  any  class  of  Certificates,  the  Initial  Credit  Support  is  the  aggregate certificate  principal  balance of all  Certificates  subordinate  to such class as a percentage of the aggregate stated principal  balance of the Mortgage Loans as of the
                                      Cut-off Date.  The Initial Credit Support includes overcollateralization.

---------------------------- ------------------------------------- -----------------------------
                                      Expected rating
Class                                 (Moody's/S&P)                       Subordination %
---------------------------- ------------------------------------- -----------------------------
Class A                                   Aaa / AAA                           52.00%
---------------------------- ------------------------------------- -----------------------------
Class M-1S                                Aa1 / AA+                           60.40%
---------------------------- ------------------------------------- -----------------------------
Class M-2S                                 Aa2 / AA                           68.90%
---------------------------- ------------------------------------- -----------------------------
Class M-3S                                Aa3 / AA-                           72.10%
---------------------------- ------------------------------------- -----------------------------
Class M-4                                   A1/ A+                            76.20%
---------------------------- ------------------------------------- -----------------------------
Class M-5                                   A2 / A                            79.60%
---------------------------- ------------------------------------- -----------------------------
Class M-6                                  A3 / A-                            82.00%
---------------------------- ------------------------------------- -----------------------------
Class M-7                                Baa1 / BBB+                          85.20%
---------------------------- ------------------------------------- -----------------------------
Class M-8                                 Baa2 / BBB                          87.30%
---------------------------- ------------------------------------- -----------------------------
Class M-9                                Baa3 / BBB-                          90.30%
---------------------------- ------------------------------------- -----------------------------

 Priority of Interest Distributions:  Interest  distributions to the holders of the Certificates  will be made generally as follows:

                                      From the Available  Distribution Amount,  distribution of accrued and unpaid interest
                                      (less any prepayment interest shortfalls not covered by compensating  interest or any
                                      Relief Act  Shortfalls) to the holders of Certificates to the extent of the Available
                                      Distribution  Amount as described in the  preliminary  prospectus  supplement  (after payment of the Expense Fee Rate) in the following order of priority:

                                             (i)     To the  Class  A  Certificates,  pursuant  to  the  Class  A  Interest
                                                     Distribution Priority described below;

                                             (ii)    To the Class M-1S Certificates;

                                             (iii)   To the Class M-2S Certificates;

                                             (iv)    To the Class M-3S Certificates;

                                             (v)     To the Class M-4 Certificates;

                                             (vi)    To the Class M-5 Certificates;

                                             (vii)   To the Class M-6 Certificates;

                                             (viii)  To the Class M-7 Certificates;

                                             (ix)    To the Class M-8 Certificates; and

                                             (x)     To the Class M-9 Certificates.
 Priority of Principal
 Distributions:                       The Principal Distribution Amount will be distributed as follows:

                                             (i)     To the  Class  A  Certificates,  the  Class A  Principal  Distribution
                                                     Amount, as described below,  under “Class A Principal  Distributions,”
                                                     until the certificate  principal balances thereof have been reduced to zero;

                                             (ii)    Sequentially,   to  the  holders  of  the  Class  M-1S   Certificates,
                                                     Class   M-2S   Certificates   and   Class   M-3S   Certificates,   the
                                                     Sequential  Class  M  Principal  Distribution  Amount,  in  each  case until the  certificate  principal  balance thereof has been reduced to zero;

                                             (iii)   To the Class M-4  Certificates,  the Class M-4 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-4
                                                     Certificates is reduced to zero;

                                             (iv)    To the Class M-5  Certificates,  the Class M-5 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-5
                                                     Certificates is reduced to zero;

                                             (v)     To the Class M-6  Certificates,  the Class M-6 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-6
                                                     Certificates is reduced to zero;

                                             (vi)    To the Class M-7  Certificates,  the Class M-7 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-7
                                                     Certificates is reduced to zero;

                                             (vii)   To the Class M-8  Certificates,  the Class M-8 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-8
                                                     Certificates is reduced to zero; and

                                             (viii)  To the Class M-9  Certificates,  the Class M-9 Principal  Distribution
                                                     Amount,  until  the  certificate  principal  balance  of the Class M-9
                                                     Certificates is reduced to zero.
 Excess Cash Flow Distributions:     o        From  Excess  Cash  Flow,  to pay  to  holders  of the  class  or  classes  of
                                      Certificates  then  entitled to receive  distributions  in respect of  principal  (as described above),  the principal  portion of realized losses previously  allocated to reduce the  certificate  principal  balance of any Class A  Certificates  and Class M
                                      Certificates remaining unreimbursed, but only to the extent of subsequent recoveries;

                                     o        From Excess Cash Flow, as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A Certificates  and Class M Certificates  in reduction of their  certificate  principal  balances,  the  principal  portion of realized  losses incurred on the Mortgage Loans for the preceding calendar month;

                                     o        From Excess  Cash Flow,  to pay the  holders of the Class A  Certificates  and
                                      Class  M   Certificates   as  part  of  the  Principal   Distribution   Amount,   any
                                      overcollateralization  increase amount;  provided,  however,  that amounts payable in excess of  cumulative  realized  losses  shall be limited  by an amount  equal to the
                                      Excess Cash Flow for such  distribution date less net swap payments received for such distribution date;

                                     o        From Excess Cash Flow, to pay the holders of Class A Certificates  and Class M
                                      Certificates,  the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on prepayment  interest  shortfalls allocated  thereto,  to the  extent  not  covered by the  Eligible  Master  Servicing
                                      Compensation on that Distribution Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                      Class M Certificates,  any prepayment interest shortfalls remaining unpaid from prior
                                      Distribution  Dates  together  with  interest  thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  the amount of any Group I Basis  Risk  Shortfall  Carry-Forward  Amount or Group II Basis
                                      Risk Shortfall  Carry-Forward  Amount, as applicable,  on a pro rata basis,  based on the amount of the Group I Basis Risk Shortfall  Carry-Forward Amount and the Group II
                                      Basis Risk Shortfall  Carry-Forward  Amount previously  allocated thereto that remain unreimbursed,  and  then  to the  Class  M  Certificates,  in the  order  of  payment priority,  the  amount of any Class M Basis  Risk  Shortfall  Carry-Forward  Amounts,
                                      remaining unpaid as of that Distribution Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                      Class M Certificates,  the amount of any Relief Act Shortfalls  allocated thereto, on a pro  rata  basis  based  on  Relief  Act  Shortfalls  allocated  thereto  for  that
                                      Distribution Date;

                                     o        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  pro rata,  and then to the Class M  Certificates,  in order of  priority,  the  principal
                                      portion  of  any   realized   losses   previously   allocated   thereto  that  remain
                                      unreimbursed;

                                     o        From Excess Cash Flows to pay any swap  termination  payments owed to the Swap
                                      Counterparty due to a swap counterparty trigger event; and

                                     o        From Excess Cash Flow, to pay to the holders of the Class SB Certificates  any balance  remaining,  in  accordance  with the  terms  of the  pooling  and  servicing agreement.
 Class A Interest Distribution        With respect to each class of Class A  Certificates  and any  Distribution  Date, the
 Priority:                            amount  available  for  payment  of accrued  certificate  interest  thereon  for that
                                      Distribution  Date plus accrued  certificate  interest thereon  remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

                                              (i)      First, concurrently,  to the Class A-I Certificates,  pro rata, from the Class  A-I  Interest  Remittance  Amount  and to the Class  A-II
                                                       Certificates, from the Class A-II Interest Remittance Amount;

                                              (ii)     Second, to the Class A-I Certificates,  pro rata, from the remaining
                                                       Class  A-II  Interest   Remittance  Amount  or  to  the  Class  A-II
                                                       Certificates,  from the  remaining  Class  A-I  Interest  Remittance
                                                       Amount,  as needed  after taking into  account any  distribution  in respect of interest on the Class A Certificates made in (i) above;

                                              (iii)    Third,  concurrently,  from the Principal  Remittance Amount related to Loan Group I to the Class A-I  Certificates,  pro rata,  and from the  Principal  Remittance  Amount  related  to Loan Group II to the
                                                       Class   A-II   Certificates,   after   taking   into   account   any
                                                       distributions  in respect of  interest  on the Class A  Certificates made in (i) and (ii) above; and,

                                              (iv)     Fourth,  from the remaining  Principal  Remittance Amount related to
                                                       Loan Group II to the Class A-I  Certificates,  pro rata, or from the remaining  Principal  Remittance  Amount  related to Loan Group I to the Class A-II  Certificates,  as needed  after  taking into account
                                                       any   distributions   in  respect  of   interest   on  the  Class  A
                                                       Certificates made in (i), (ii) and (iii) above.

 Class A-I Interest Remittance        With respect to any  Distribution  Date,  the portion of the  Available  Distribution
 Amount:                              Amount for that  Distribution  Date  attributable  to  interest  received or advanced with  respect  to the Group I Loans,  as  adjusted  to reflect  the pro rata  portion
                                      of  any  Net  Swap  Payments  or  Swap  Termination   Payments  not  due  to  a  Swap
                                      Counterparty Trigger Event allocable to the Group I Loans.

 Class A-II Interest Remittance       With respect to any  Distribution  Date,  the portion of the  Available  Distribution
 Amount:                              Amount for that  Distribution  Date  attributable  to  interest  received or advanced with  respect to the Group II Loans,  as  adjusted  to reflect  the pro rata  portion
                                      of  any  Net  Swap  Payments  or  Swap  Termination   Payments  not  due  to  a  Swap
                                      Counterparty Trigger Event allocable to the Group II Loans.

 Interest Accrual Period:             From and  including the preceding  Distribution  Date (for the first accrual  period, the closing  date) to but excluding  the current  Distribution  Date on an actual/360 basis.

 Pass-Through Rates:                  Class A-I Pass-Through  Rates: On each  Distribution  Date, the Pass-Through  Rate on each class of Class A-I  Certificates  will be a per annum rate equal to the least of
                                      (x) for any  Distribution  Date which  occurs prior to the second  Distribution  Date after the first possible Optional  Termination Date, One-Month LIBOR plus the related margin, and for each Class of A-I Certificates,  beginning on the second Distribution
                                      Date after the first  possible  Optional  Termination  Date,  One-Month  LIBOR plus 2 times the related margin, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.
                                      Class A-II Pass-Through  Rates: On each  Distribution  Date, the Pass-Through Rate on the Class  A-II  Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional  Termination  Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the  second  Distribution  Date  after the first possible  Optional  Termination  Date,  One-Month  LIBOR plus  two-times  the related margin for such class, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.
                                      Class M Pass-Through  Rates: On each Distribution Date, the Pass-Through Rate on each class of Class M Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional  Termination  Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the  second  Distribution  Date  after the first possible  Optional  Termination  Date,  One-Month  LIBOR  plus 1.5 times the  related margin for such class, (y) the Class M Net WAC Cap Rate and (z) 14.00% per annum.

  Group I Net WAC Cap Rate:           With  respect to any  Distribution  Date,  a per annum rate  (which  will not be less than  zero)  equal  to (i)  the  product  of (a)  the  weighted  average  of the  Net
                                      Mortgage  Rates of the Group I Loans  using  the Net  Mortgage  Rates in  effect  for the  scheduled  payments  due on such Group I Loans  during the  related  due period, and (b) a fraction  expressed as a  percentage,  the numerator of which is 30 and the denominator  of  which  is  the  actual  number  of  days  in  the  related  Interest
                                      Accrual  Period,   minus  (ii)  the  product  of  (a)  a  fraction   expressed  as  a
                                      percentage  the  numerator  of  which  is the  amount  of any Net  Swap  Payments  or
                                      Swap  Termination  Payment  not  due to a swap  counterparty  trigger  event  owed to the Swap  Counterparty  as of such  Distribution  Date and the  denominator  of which is  the  aggregate  Stated  Principal  Balance  of  the  mortgage  loans  as of  such
                                      Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which  is 360 and the  denominator  of  which  is the  actual  number  of days in the related Interest Accrual Period.

  Group II Net WAC Cap Rate:          With  respect to any  Distribution  Date,  a per annum rate  (which  will not be less than  zero)  equal  to (i)  the  product  of (a)  the  weighted  average  of the  Net
                                      Mortgage  Rates of the Group II Loans  using  the Net  Mortgage  Rates in effect  for the  scheduled  payments  due on such Group II Loans  during the  related due period, and (b) a fraction  expressed as a  percentage,  the numerator of which is 30 and the denominator  of  which  is  the  actual  number  of  days  in  the  related  Interest
                                      Accrual  Period,   minus  (ii)  the  product  of  (a)  a  fraction   expressed  as  a
                                      percentage  the  numerator  of which is the amount of any Net Swap  Payments  or Swap
                                      Termination  Payment  not  due to a  swap  counterparty  trigger  event  owed  to the
                                      Swap  Counterparty  as of such  Distribution  Date  and the  denominator  of which is
                                      the  aggregate   Stated   Principal   Balance  of  the  mortgage  loans  as  of  such
                                      Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which  is 360 and the  denominator  of  which  is the  actual  number  of days in the related Interest Accrual Period.

 Class M Net WAC Cap Rate:            With respect to any Distribution Date and the Class M Certificates,  a per annum rate equal to the weighted  average of (i) the Group I Net WAC Cap Rate and (ii) the Group
                                      II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

  Net WAC Cap Rate:                   The  Group I Net WAC Cap  Rate,  the Group II Net WAC Cap Rate or the Class M Net WAC
                                      Cap Rate, as applicable.

  Subordinate Component:              With respect to each loan group and any Distribution  Date, the positive  excess,  if any, of the  aggregate  principal  balance of the mortgage  loans in that loan group,
                                      over  the   aggregate   certificate   principal   balance  of  the  related  Class  A
                                      Certificates, in each case immediately prior to that Distribution Date.

  Expense Fee Rate:                   With respect to any Mortgage  Loan,  the expense fee rate  consists of the  servicing
                                      fee  for  such   Mortgage   Loan.   The  servicing  fee  consists  of  (a)  servicing
                                      compensation  payable to the master servicer for its master servicing  activities and
                                      (b)  subservicing  and  other  related  compensation  payable  to the  sub  servicer, including  compensation  paid to the  Master  Servicer  as the direct  servicer  of a
                                      Mortgage Loan for which there is no sub servicer.

  Net Mortgage Rate:                  With respect to any Mortgage Loan, the mortgage rate minus the Expense Fee Rate.

  Eligible Master Servicing           With  respect to any  Distribution  Date,  the lesser of (i) one twelfth of 0.125% of
  Compensation:                       the stated  principal  balance  of the  Mortgage  Loans  immediately  preceding  that
                                      Distribution  Date and (ii) the sum of the Master Servicing fee payable to the Master
                                      Servicer  in respect of its  master  servicing  activities  and  reinvestment  income received by the Master Servicer on amounts payable on that Distribution Date.

  Advances:                           The Master Servicer will advance delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan.

  Senior Enhancement  Percentage:     On any  Distribution  Date,  the  Senior  Enhancement  Percentage  will be equal to a fraction,  the  numerator  of  which  is the  sum of (x)  the  aggregate  certificate principal balance of the Class M Certificates  immediately prior to that Distribution
                                      Date and (y) the Overcollateralization  Amount, for purposes of this definition only, after taking into account the Principal  Remittance  Amount,  and the  denominator of which is the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

 Trigger Event:

                                      A Trigger Event is in effect on any  Distribution  Date 2009 the cumulative  realized if either  (i) the  three-month  average  of the  Sixty-initial  aggregate  principal equals or exceeds 33.33% of the Senior  Enhancement  Pereed the following amounts:
                                      Date or (ii) on or after the Distribution Date in April 2009 on the cumulative realized losses on the  Mortgage  Loans as a  percentage  of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

                                                                          Loss Trigger

Months 25-36             1.60% in the first month plus an additional 1/12th of 1.95% for every month thereafter
Months 37-48             3.55% in the first month plus an additional 1/12th of 2.00% for every month thereafter
Months 49-60             5.55% in the first month plus an additional 1/12th of 1.65% for every month thereafter
Months 61-72             7.20% in the first month plus an additional 1/12th of 0.95% for every month thereafter
Months 73-84             8.15% in the first month plus an additional 1/12th of 0.05% for every month thereafter
Months 85 and            8.20%
thereafter

Sixty-Plus Delinquency Percentage:    With respect to any  Distribution  Date,  the  fraction,  expressed as a  percentage, equal to (x) the aggregate  stated  principal  balance of the Mortgage Loans that are
                                      60  or  more  days   delinquent  in  payment  of  principal  and  interest  for  that
                                      Distribution  Date,  including  Mortgage Loans in  foreclosure  and REO, over (y) the aggregate  stated  principal  balance  of  all  of  the  Mortgage  Loans  immediately preceding that Distribution Date.

 Principal Remittance Amount:         For any  Distribution  Date,  the sum of the  following  amounts:  (i) the  principal portion of all scheduled  monthly payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the  principal  portion of all proceeds of the  repurchase  of  Mortgage  Loans  or,  in the  case of  substitution,  amounts representing  a  principal  adjustment  as  required  in the  pooling  and  servicing agreement  during the preceding  calendar month;  and (iii) the principal  portion of all  other  unscheduled  collections  received  on  the  Mortgage  Loans  during  the preceding calendar month including,  without  limitation,  full and partial principal prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:        On any  Distribution  Date,  the  lesser  of (a)  the  excess  of (i)  the  Available
                                      Distribution  Amount plus with  respect to clauses (v) and (vi) of clause (b) amounts received by the  supplemental  interest  trust trustee  under the Swap  Agreement for that  Distribution Date to the extent set forth in the second and third bullet points under “Excess Cash Flow  Distributions”  above,  over (ii) the interest  distribution amount and (b) the aggregate amount described below:

                                              (i)      the  principal  portion of all  scheduled  monthly  payments  on the
                                                       Mortgage  Loans received or advanced with respect to the related due period;

                                              (ii)     the principal  portion of all proceeds of the repurchase of Mortgage
                                                       Loans,  or, in the case of a  substitution,  amounts  representing a principal  adjustment,  as required  by the  pooling  and  servicing agreement during the preceding calendar month;

                                              (iii)    the principal  portion of all other  unscheduled  collections  other than  subsequent  recoveries,  received on the Mortgage Loans during the preceding  calendar  month,  or deemed to be received during the preceding calendar month,  including,  without limitation,  full and partial principal prepayments made by the respective mortgagors,  to the extent not distributed in the preceding month;

                                              (iv)     the lesser of (a) subsequent  recoveries for that  Distribution Date and (b) the principal  portion of any realized  losses  allocated to
                                                       any  class  of  certificates  on  a  prior   Distribution  Date  and
                                                       remaining unpaid;

                                              (v)      the lesser of (a) the Excess Cash Flow for that  Distribution  Date, to the  extent not used in clause  (iv)  above on such  Distribution
                                                       Date,  and  (b)  the  principal   portion  of  any  realized  losses
                                                       incurred,  or deemed to have been incurred, on any Mortgage Loans in the calendar month  preceding that  Distribution  Date to the extent covered by Excess Cash Flow for that  Distribution Date as described under “-Excess Cash Flow Distributions” above; and,

                                              (vi)     the lesser of (a) the Excess Cash Flow for that  Distribution  Date, to the extent  not used  pursuant  to clauses  (iv) and (v) above on
                                                       such    Distribution    Date,    and   (b)   the   amount   of   any
                                                       overcollateralization  increase amount for that  Distribution  Date;
                                                       provided,  however,  that  amounts  payable in excess of  cumulative realized  losses  shall be limited by an amount  equal to the Excess
                                                       Cash  Flow  for  such  distribution  date  less  net  swap  payments received for such distribution date; minus,

                                              (vii)    the amount of any  overcollateralization  reduction  amount for that
                                                       Distribution Date; and,

                                              (viii)   any capitalization reimbursement amount.

                                      In no event will the Principal  Distribution  Amount on any Distribution Date be less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

 Class A Principal Distribution       With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Amount:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the Principal  Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
                                      Date,  the lesser of (a) the Principal  Distribution  Amount for that  Distribution
                                      Date  and (b) the  excess,  if any,  of (x)  the  aggregate  certificate  principal balance of the Class A Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage
                                      and  the  principal   balance  of  the  Mortgage   Loans  after  giving  effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage  Loans after giving affect to the  distributions to be made on such Distribution Date minus the OC Floor.

 Class A Principal Distributions:     Holders of each class of Class A  Certificates  will be entitled to receive on each distribution  date, to the extent of the Available  Distribution  Amount  remaining after the interest distribution amount is distributed,  a distribution allocable to principal in the manner as follows:
                                               A.   The Class A-I Principal  Distribution  Amount will be  distributed as follows:
                                                    First:  Sequentially  to (i) the Class A-I-1  Certificates,  (ii) the
                                                    Class  A-I-2  Certificates,  (iii) the Class A-I-3  Certificates  and
                                                    (iv)  the  Class  A-I-4   Certificates,   in  each  case,  until  the
                                                    Certificate Principal Balance thereof has been reduced to zero; and
                                                    Second:  to  the  Class  A-II  Certificates   until  the  Certificate
                                                    Principal Balance thereof have been reduced to zero.
                                               B.   The Class A-II Principal  Distribution  Amount will be distributed as follows:
                                                    First:  to  the  Class  A-II   Certificates   until  the  Certificate
                                                    Principal Balance thereof has been reduced to zero; and
                                                    Second:  Sequentially to (i) the Class A-I-1  Certificates,  (ii) the
                                                    Class  A-I-2  Certificates,  (iii) the Class A-I-3  Certificates  and
                                                    (iv)  the  Class  A-I-4   Certificates,   in  each  case,  until  the
                                                    Certificate Principal Balance thereof has been reduced to zero.

 Class A-I Principal  Distribution    On any distribution date, the Class A Principal  Distribution  Amount multiplied by
 Amount:                              a  fraction,  the  numerator  of which is the portion of the  Principal  Allocation
                                      Amount related to the Group I Loans for that  distribution date and the denominator of which is the Principal  Allocation Amount for all of the mortgage loans for that distribution date.

 Class A-II Principal Distribution    On any distribution date, the Class A Principal  Distribution  Amount multiplied by
 Amount:                              a  fraction,  the  numerator  of which is the portion of the  Principal  Allocation
                                      Amount  related  to  the  Group  II  Loans  for  that  distribution  date  and  the denominator  of which is the  Principal  Allocation  Amount for all of the mortgage loans for that distribution date.

 Principal Allocation Amount:         With respect to any  distribution  date,  the sum of (a) the  Principal  Remittance
                                      Amount for that  distribution  date,  (b) any  Realized  Losses  covered by amounts included in clause (iv) of the definition of Principal  Distribution Amount and (c)
                                      the aggregate  amount of the principal  portion of Realized  Losses on the Mortgage
                                      Loans in the  calendar  month  preceding  that  distribution  date,  to the  extent covered by Excess Cash Flow  included in clause (v) of the  definition of Principal
                                      Distribution  Amount;  provided,  however,  that on any distribution  date on which there is  (i) insufficient  Subsequent  Recoveries  to cover  all  unpaid  Realized
                                      Losses on the Mortgage  Loans  described in clause (b) above,  in  determining  the
                                      Group I  Principal  Distribution  Amount  and the Group II  Principal  Distribution
                                      Amount,  Subsequent  Recoveries will be allocated to the Class A-I Certificates and
                                      Class  A-II  Certificates,  pro  rata,  based on the  principal  portion  of unpaid
                                      Realized  Losses  from prior  distribution  dates on the Group I Loans and Group II
                                      Loans,  respectively,  and (ii) insufficient Excess Cash Flow to cover all Realized
                                      Losses on the Mortgage  Loans  described in clause (c) above,  in  determining  the
                                      Class A-I Principal  Distribution Amount and the Class A-II Principal  Distribution
                                      Amount,  the Excess Cash Flow remaining  after the  allocation  described in clause
                                      (b) or (i) above,  as applicable,  will be allocated to the Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the principal portion of Realized
                                      Losses incurred during the calendar month preceding that  distribution  date on the
                                      Group I Loans and Group II Loans, respectively.

 Sequential Class M Principal         With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Distribution Amount:                 after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on or after the
                                      Stepdown date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of (a) the remaining  Principal  Distribution  Amount for that  Distribution
                                      Date after  distribution of the Class A Principal  Distribution  Amount and (b) the
                                      excess  of (x)  the sum of (i)  the  aggregate  certificate  principal  balance  of the  Class A  Certificates  after  taking  into  account  the  distribution  of the
                                      Class  A  Principal   Distribution  Amount  and  (ii)  the  aggregate   certificate
                                      principal balance of the Sequential Class M Certificates  immediately prior to that
                                      Distribution  Date  over  (y) the  lesser  of (i) the  product  of the  Class  M-3S
                                      Subordination   Percentage  and  the  stated  principal  balance  of  the  Mortgage
                                      Loans after giving effect to  distributions  to be made on that  Distribution  Date and (ii) the  aggregate  stated  principal  balance  of the  Mortgage  Loans  after giving effect to  distributions to be made on that  Distribution  Date minus the OC
                                      Floor.

 Class M-4 Principal Distribution     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Amount:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount and the Sequential Class
                                      M Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
                                      Event is not in effect for that Distribution  Date, the lesser of (a) the remaining
                                      Principal  Distribution Amount for that Distribution Date after distribution of the
                                      Class A  Principal  Distribution  Amount  and  the  Sequential  Class  M  Principal
                                      Distribution  Amount  and (b)  the  excess  of (x)  the  sum of (i)  the  aggregate
                                      certificate   principal   balance   of  the  Class  A   Certificates,   Class  M-1S
                                      Certificates,  Class M-2S  Certificates and Class M-3S  Certificates,  after taking into account the distribution of the Class A Principal  Distribution Amount and the
                                      Sequential  Class  M  Principal   Distribution  Amount  and  (ii)  the  certificate
                                      principal  balance  of  the  Class  M-4  Certificates  immediately  prior  to  that
                                      Distribution  Date  over  (y) the  lesser  of (i)  the  product  of the  applicable
                                      Subordination  Percentage  and the stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (ii)
                                      the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 Class M-5 Principal Distribution     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Amount:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Sequential Class M
                                      Principal  Distribution  Amount and the Class M-4 Principal  Distribution Amount or
                                      (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
                                      Distribution Date, the lesser of (a) the remaining  Principal  Distribution  Amount
                                      for  that   Distribution   Date  after   distribution  of  the  Class  A  Principal
                                      Distribution  Amount, the Sequential Class M Principal  Distribution Amount and the
                                      Class M-4  Principal  Distribution  Amount and (b) the excess of (x) the sum of (i)
                                      the aggregate  certificate  principal  balance of the Class A  Certificates,  Class
                                      M-1S Certificates,  Class M-2S Certificates,  Class M-3S Certificates and Class M-4
                                      Certificates,  after taking into account the  distribution of the Class A Principal
                                      Distribution  Amount, the Sequential Class M Principal  Distribution Amount and the
                                      Class M-4 Principal  Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates  immediately prior to that Distribution Date over (y)
                                      the lesser of (i) the product of the  applicable  Subordination  Percentage and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage after giving effect to  distributions to be made on that Distribution Date Loans minus the OC Floor.

 Class M-6 Principal Distribution       With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Amount:                                after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount, the Sequential
                                        Class M  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount and the Class M-5  Principal  Distribution  Amount or (ii) on or after the
                                        Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,
                                        the  lesser  of  (a)  the  remaining  Principal   Distribution  Amount  for  that
                                        Distribution  Date  after  distribution  of the  Class A  Principal  Distribution
                                        Amount,  the  Sequential  Class M Principal  Distribution  Amount,  the Class M-4
                                        Principal  Distribution  Amount and the Class M-5 Principal  Distribution  Amount
                                        and (b) the  excess  of (x) the sum of (i) the  aggregate  certificate  principal balance  of the  Class  A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
                                        Certificates,  Class  M-3S  Certificates,  Class M-4  Certificates  and Class M-5
                                        Certificates,  after  taking  into  account  the  distribution  of  the  Class  A
                                        Principal  Distribution  Amount,  the Sequential  Class M Principal  Distribution
                                        Amount, the Class M-4 Principal  Distribution  Amount and the Class M-5 Principal
                                        Distribution  Amount and (ii) the certificate  principal balance of the Class M-6
                                        Certificates  immediately  prior to that Distribution Date over (y) the lesser of
                                        (i) the  product  of the  applicable  Subordination  Percentage  and  the  stated
                                        principal  balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date  and  (ii)  the  aggregate  stated  principal balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date minus the OC Floor.

 Class M-7 Principal Distribution       With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 Amount:                                after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount, the Sequential
                                        Class M  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount, the Class M-5 Principal  Distribution  Amount and the Class M-6 Principal
                                        Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in  effect  for that  Distribution  Date,  the  lesser  of (a) the  remaining
                                        Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution Amount, the Class M-1S Principal Distribution
                                        Amount,  the Class M-2S Principal  Distribution  Amount, the Class M-3S Principal
                                        Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
                                        Principal  Distribution  Amount and the Class M-6 Principal  Distribution  Amount
                                        and (b) the  excess  of (x) the sum of (i) the  aggregate  certificate  principal balance  of the  Class  A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
                                        Certificates,   Class  M-3S  Certificates,  Class  M-4  Certificates,  Class  M-5
                                        Certificates  and  Class  M-6   Certificates,   after  taking  into  account  the
                                        distribution of the Class A Principal  Distribution  Amount, the Sequential Class
                                        M Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount,
                                        the  Class  M-5  Principal  Distribution  Amount  and  the  Class  M-6  Principal
                                        Distribution  Amount and (ii) the certificate  principal balance of the Class M-7
                                        Certificates  immediately  prior to that Distribution Date over (y) the lesser of
                                        (i) the  product  of the  applicable  Subordination  Percentage  and  the  stated
                                        principal  balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date  and  (ii)  the  aggregate  stated  principal balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date minus the OC Floor.

 Class M-8 Principal Distribution       With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or
 Amount:                                after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential
                                        Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount,  the Class M-5 Principal  Distribution  Amount,  the Class M-6 Principal
                                        Distribution  Amount and the Class M-7 Principal  Distribution Amount or (ii) on
                                        or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
                                        Distribution  Date,  the  lesser  of (a) the  remaining  Principal  Distribution
                                        Amount for that  Distribution  Date after  distribution of the Class A Principal
                                        Distribution  Amount, the Sequential Class M Principal  Distribution Amount, the
                                        Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution
                                        Amount, the Class M-6 Principal  Distribution Amount and the Class M-7 Principal
                                        Distribution  Amount  and (b)  the  excess  of (x) the sum of (i) the  aggregate
                                        certificate   principal  balance  of  the  Class  A  Certificates,   Class  M-1S
                                        Certificates,  Class  M-2S  Certificates,  Class  M-3S  Certificates,  Class M-4
                                        Certificates,  Class  M-5  Certificates,  Class M-6  Certificates  and Class M-7
                                        Certificates,  after  taking  into  account  the  distribution  of the  Class  A
                                        Principal  Distribution  Amount,  the Sequential Class M Principal  Distribution
                                        Amount,  the Class M-4 Principal  Distribution  Amount,  the Class M-5 Principal
                                        Distribution  Amount, the Class M-6 Principal  Distribution Amount and Class M-7
                                        Principal  Distribution Amount and (ii) the certificate principal balance of the
                                        Class M-8 Certificates  immediately prior to that Distribution Date over (y) the lesser of (i) the product of the  applicable  Subordination  Percentage  and the
                                        stated  principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date  and  (ii)  the  aggregate
                                        stated  principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date minus the OC Floor.

 Class M-9 Principal Distribution       With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or
 Amount:                                after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution
                                        Date, the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential
                                        Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
                                        Amount,  the Class M-5 Principal  Distribution  Amount,  the Class M-6 Principal
                                        Distribution  Amount, the Class M-7 Principal  Distribution Amount and the Class
                                        M-8  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a
                                        Trigger  Event is not in effect for that  Distribution  Date,  the lesser of (a)
                                        the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential Class
                                        M Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount,
                                        the  Class  M-5  Principal   Distribution   Amount,   the  Class  M-6  Principal
                                        Distribution  Amount, the Class M-7 Principal  Distribution Amount and the Class
                                        M-8 Principal  Distribution  Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates,  Class M-1S
                                        Certificates,  Class  M-2S  Certificates,  Class  M-3S  Certificates,  Class M-4
                                        Certificates,   Class  M-5  Certificates,  Class  M-6  Certificates,  Class  M-7
                                        Certificates  and  Class  M-8  Certificates,   after  taking  into  account  the
                                        distribution of the Class A Principal  Distribution Amount, the Sequential Class
                                        M Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount,
                                        the  Class  M-5  Principal   Distribution   Amount,   the  Class  M-6  Principal
                                        Distribution  Amount,  the  Class  M-7  Distribution  Amount  and the  Class M-8
                                        Principal  Distribution Amount and (ii) the certificate principal balance of the
                                        Class M-9 Certificates  immediately prior to that Distribution Date over (y) the lesser of (i) the product of the  applicable  Subordination  Percentage  and the
                                        stated  principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date  and  (ii)  the  aggregate
                                        stated  principal   balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date minus the OC Floor.

 Allocation of Losses:                  Any realized losses will be allocated in the following order of priority:
                                        (i)    To Excess Cash Flow for the related Distribution Date;

                                        (ii)   To the overcollateralization amount, until it has been reduced to zero;

                                        (iii)  To the Class M-9  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (iv)   To the Class M-8  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (v)    To the Class M-7  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (vi)   To the Class M-6  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (vii)  To the Class M-5  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (viii) To the Class M-4  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (ix)   To the Class M-3S Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (x)    To the Class M-2S Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                        (xi)   To the Class M-1S Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and,

                                        (xii)  For losses on the Group I Loans, to all of the Class A-I  Certificates on
                                               a pro rata  basis;  and for  losses on the  Group II Loans,  to the Class
                                               A-II Certificates,  in each case until the Certificate Principal Balances thereof have been reduced to zero.
  Stepdown Date:                       The earlier to occur of (i) the  Distribution  Date  immediately  succeeding  the
                                       Distribution  Date on which the aggregate  certificate  principal  balance of the
                                       Class A  Certificates  has been reduced to zero or (ii) the later to occur of (x)
                                       the Distribution Date in April 2010 and (y) the first  Distribution Date on which the  Senior  Enhancement  Percentage  is greater  than or equal to the  Specified
                                       Enhancement Percentage.

 Specified Enhancement Percentage:     The Specified Enhancement Percentage is approximately 48.00%.

 Preliminary Prospectus:               The Offered  Certificates  will be offered  pursuant to a Preliminary  Prospectus
                                       Supplement  which  includes  a  Base  Prospectus.   Additional  information  with
                                       respect to the Offered  Certificates  and the Mortgage  Loans is contained in the
                                       Preliminary Prospectus Supplement.

 Swap Agreement:                      On the Closing Date,  the  Supplemental  Interest  Trust Trustee will enter into a
                                      Swap  Agreement  with  the  Swap  Counterparty  as  described  in  the  prospectus supplement.  Under  the  Swap  Agreement,  on or  before  each  Distribution  Date commencing  with  the  Distribution  Date  in  April  2007  and  ending  with  the
                                      Distribution Date in April 2011 the Supplemental  Interest Trust Trustee on behalf of the  supplemental  interest  trust,  shall  be  obligated  to  pay to the  Swap
                                      Counterparty a fixed amount for that  Distribution  Date,  equal to the product of
                                      (x) a fixed rate equal to  approximately  5.03% per annum,  (y) the Swap  Notional
                                      Amount (as  defined  below) for that  Distribution  Date and (z) a  fraction,  the numerator of which is 30 (or, for the first  Distribution Date, the number of days elapsed from and including the effective  date (as defined in the Swap  Agreement)
                                      to but excluding the first  Distribution  Date,  determined on a 30/360 basis) and the  denominator of which is 360, and the Swap  Counterparty  will be obligated to pay to the  Supplemental  Interest  Trust  Trustee (on behalf of the  supplemental interest  trust) a  floating  amount  for  that  Distribution  Date,  equal to the product of (x) One-Month LIBOR, as determined pursuant to the Swap Agreement,  for the related  calculation  period (as defined in the Swap Agreement),  (y) the Swap
                                      Notional  Amount  (as  defined  below)  for  that  Distribution  Date,  and  (z) a fraction,  the  numerator  of which is equal to the  actual  number of days in the related calculation period and the denominator of which is 360.

                                      Funds on deposit in the Swap Account,  to the extent such amounts  constitute  Net
                                      Swap  Payments  payable to the Swap  Counterparty,  will be  distributed  from any available funds prior to  distributions  on the  certificates on each related Swap
                                      Payment Date to cover,  first, Net Swap Payments due to the Swap Counterparty and, second,  any  Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger
                                      Event.  Funds  on  deposit  in the  Swap  Account,  to  the  extent  such  amounts constitute  Net Swap  Payments  payable  to the  supplemental  interest  trust are distributed  to the Class A Certificates  and Class M Certificates  through Excess
                                      Cash Flow (as described  above).  For each  Distribution  Date, the “Swap Notional
                                      Amount” will be equal to the Notional  Balance set forth below. The Swap Agreement and any payments made by the Swap  Counterparty  thereunder  will be assets of the supplemental interest trust but will not be assets of any REMIC.

                                      Upon early termination of the Swap Agreement,  the supplemental  interest trust or the Swap  Counterparty  may be liable to make a  termination  payment  (the “Swap
                                      Termination  Payment’’) to the other party  (regardless  of which party caused the termination).  The Swap  Termination  Payment will be computed in accordance  with
                                      the  procedures  set  forth  in  the  Swap  Agreement.   In  the  event  that  the
                                      Supplemental  Interest  Trust  Trustee,  on  behalf of the  supplemental  interest trust, is required to make a Swap Termination  Payment,  that payment will be paid on the related  Distribution  Date, and on any subsequent  Distribution Date until paid in full, and, if such Swap Termination  Payment is not due as a result of the occurrence  of  a  Swap  Counterparty  Trigger  Event  (as  defined  in  the  Swap
                                      Agreement),    such   payment   will   be   made   prior   to   distributions   to
                                      Certificateholders.

------------ ----------------------- --------- ------------------------
  Period      Notional Balance ($)    Period    Notional Balance ($)
------------ ----------------------- --------- ------------------------
     1                1,270,252,000     33                 141,379,000
     2                1,254,811,000     34                 131,745,000
     3                1,234,840,000     35                 111,346,000
     4                1,210,347,000     36                 105,485,000
     5                1,181,254,000     37                 101,604,000
     6                1,147,845,000     38                  97,976,000
     7                1,110,346,000     39                  94,478,000
     8                1,068,960,000     40                  91,105,000
     9                1,024,495,000     41                  87,853,000
    10                  978,041,000     42                  84,717,000
    11                  931,060,000     43                  81,693,000
    12                  886,141,000     44                  78,778,000
    13                  843,279,000     45                  75,966,000
    14                  802,363,000     46                  73,255,000
    15                  763,160,000     47                  70,641,000
    16                  725,920,000     48                  68,120,000
    17                  690,328,000     49                  65,689,000
    18                  655,956,000     50                           0
    19                  622,938,000
    20                  586,393,000
    21                  539,345,000
    22                  396,421,000
    23                  193,763,000
    24                  193,763,000
    25                  193,763,000
    26                  193,763,000
    27                  187,926,000
    28                  180,157,000
    29                  172,697,000
    30                  165,608,000
    31                  158,829,000
    32                  152,345,000
------------ ----------------------- --------- ------------------------

                                                        Rating Agency Contacts

---------------------------------------------------------------------------------------------------------------------------
                                         NAME                                                   PHONE EXTENSION
---------------------------------------------------------------------------------------------------------------------------
 Moody’s:                                Shachar Gonen                                          (212) 553-3711
 S&P:                                    James Taylor                                           (212) 438-6067
---------------------------------------------------------------------------------------------------------------------------

                                                           RASC Series 2007-KS3 Trust

                                        Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3

                                                          $1,102,753,000 (Approximate)

                                                              Subject to Revision

                                                                 March 21, 2007

Any transactions in the certificates will be effected through J.P. Morgan Securities Inc. ("JPMorgan")

The  information  herein has been  provided  solely by JPMorgan  based on  information  with  respect to the  Mortgage  Loans  provided by
Residential Funding Company, LLC (“RFC”) and its affiliates.

 THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION (FILE NUMBER 333-131209)
FOR THE OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD READ THE  PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND
OTHER  DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE
OFFERING.  YOU MAY GET THESE  DOCUMENTS  AT NO CHARGE BY VISITING  EDGAR ON THE  SECURITIES  AND  EXCHANGE  COMMISSION  WEB SITE AT  WWW.SEC.GOV.
ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-422-2006.

 The  information  in this free  writing  prospectus,  if  conveyed  prior to the time of your  contractual  commitment  to  purchase  any of the
Certificates,  supersedes any information  contained in any prior similar materials  relating to the  Certificates.  The information in this free writing  prospectus is  preliminary,  and is subject to completion or change.  This free writing  prospectus is being  delivered to you solely to provide you with  information  about the  offering of the  Certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase  the  Certificates,  when,  as and if issued.  Any such offer to purchase  made by you will not be accepted  and will not  constitute  a contractual  commitment  by you to  purchase  any of the  Certificates,  until we have  accepted  your offer to  purchase  Certificates.  You may withdraw your offer to purchase  certificates at any time prior to our acceptance of your offer. The Certificates  referred to in these materials are being sold  when,  as and if issued.  The  issuing  entity is not  obligated  to issue such  Certificates  or any  similar  security  and the underwriters’  obligation to deliver such  Certificates is subject to the terms and conditions of the  underwriting  agreement with the depositor and the availability of such Certificates when, as and if issued by the issuing entity.  You are advised that the terms of the Certificates,  and the  characteristics  of the mortgage pool backing  them,  may change (due,  among other  things,  to the  possibility  that mortgage  loans that comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  mortgage loans may be added to the  mortgage  pool,  and that one or more  classes of  Certificates  may be split,  combined  or  eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that  Certificates may not be issued that have the  characteristics  described in this free writing  prospectus.  The  underwriters’  obligation to sell any of the Certificates to you is conditioned on the mortgage loans and Certificates having the  characteristics  described  in these  materials.  If for any reason the  issuing  entity  does not  deliver  such  Certificates,  the underwriters  will notify you, and neither the issuing  entity or any  underwriter  will have any obligation to you to deliver all or any portion of the  Certificates  which you have  committed to purchase,  and neither the issuing entity or any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not contain all the information  that is required to be included in the base  prospectus,  the preliminary  prospectus supplement and the prospectus supplement.

The  certificates  may not be suitable  for all  investors.  JPMorgan and its  affiliates  may  acquire,  hold or sell  positions in these certificates, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

Investors  are urged to read the base  prospectus,  free writing  prospectus  or  preliminary  prospectus  supplement  and the  prospectus supplement and other relevant  documents filed or to be filed with the Securities and Exchange  Commission  because they contain important information.

This free  writing  prospectus  does not contain all  information  that is  required  to be included in the base  prospectus,  preliminary prospectus supplement and the prospectus supplement.

JPMorgan and its affiliates,  officers,  directors,  partners and employees,  including persons involved in the preparation or issuance of these  materials,  may,  from time to time,  have long or short  positions  in, and buy and sell,  the  certificates  mentioned  herein or derivatives thereof (including options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus supersedes  information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing  prospectus  is not an offer to sell or a  solicitation  of an offer to buy these  certificates  in any state where such offer, solicitation or sale is not permitted.

All  assumptions and information in this report reflect  JPMorgan's  judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different  assumptions could yield substantially  different results.  You are cautioned that there is no universally accepted method for analyzing financial instruments.  You should review the assumptions;  there may be differences between these assumptions and your actual business practices.  Further,  JPMorgan does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any  strategy  remains  your  responsibility.  JPMorgan (or any of its  affiliates)  or their  officers,  directors, analysts or employees may have positions in  certificates,  commodities or derivative  instruments  thereon  referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments.  In addition, JPMorgan may make a market in the certificates referred to herein.

Finally,  JPMorgan has not addressed the legal, accounting and tax implications of the analysis with respect to you, and JPMorgan strongly urges you to seek advice from your counsel, accountant and tax advisor.

Free Writing Prospectus Containing Computational Materials

Part II of II

$1,102,753,000 (Approximate)

RASC Series 2007-KS3 Trust
Issuing Entity

Residential Asset Securities Corporation
Depositor

Residential Funding Company, LLC
Master Servicer and Sponsor

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS3

                                                                                                                                                                     March 21, 2007

Expected Timing:                  Pricing Date:                          On or about  March 23, 2007
                                  Settlement Date:                       On or about  March 29, 2007
                                  First Payment Date:                    April 25, 2007

                                                        Group I Net WAC Cap Schedule(1)
        Month            Net WAC Cap Rate(2)      Effective Rate(2,3)            Month            Net WAC Cap Rate(2)     Effective Rate(2,3)
          1                     8.94                    14.00                     47                     11.10                   14.00
          2                     8.05                    14.00                     48                     12.27                   14.00
          3                     7.79                    14.00                     49                     11.07                   14.00
          4                     8.05                    14.00                     50                     11.42                   11.42
          5                     7.79                    14.00                     51                     11.04                   11.04
          6                     7.79                    14.00                     52                     11.40                   11.40
          7                     8.05                    14.00                     53                     11.09                   11.09
          8                     7.79                    14.00                     54                     11.10                   11.10
          9                     8.05                    14.00                     55                     11.45                   11.45
         10                     7.79                    14.00                     56                     11.07                   11.07
         11                     7.79                    14.00                     57                     11.43                   11.43
         12                     8.33                    14.00                     58                     11.05                   11.05
         13                     7.79                    14.00                     59                     11.05                   11.05
         14                     8.05                    14.00                     60                     11.79                   11.79
         15                     7.79                    14.00                     61                     11.02                   11.02
         16                     8.06                    14.00                     62                     11.36                   11.36
         17                     7.80                    14.00                     63                     10.98                   10.98
         18                     7.80                    14.00                     64                     11.33                   11.33
         19                     8.06                    14.00                     65                     10.95                   10.95
         20                     7.82                    14.00                     66                     10.93                   10.93
         21                     8.13                    14.00                     67                     11.28                   11.28
         22                     8.28                    14.00                     68                     10.90                   10.90
         23                     9.31                    13.17                     69                     11.24                   11.24
         24                    10.30                    14.00                     70                     10.86                   10.86
         25                     9.29                    13.53                     71                     10.85                   10.85
         26                     9.59                    13.96                     72                     11.99                   11.99
         27                     9.29                    13.72                     73                     10.81                   10.81
         28                     9.74                    14.00                     74                     11.15                   11.15
         29                     9.76                    14.00                     75                     10.77                   10.77
         30                     9.75                    14.00                     76                     11.12                   11.12
         31                    10.07                    14.00                     77                     10.74                   10.74
         32                     9.74                    13.94                     78                     10.72                   10.72
         33                    10.14                    14.00
         34                     9.98                    13.84
         35                    10.53                    13.90
         36                    11.67                    14.00
         37                    10.53                    13.80
         38                    10.87                    14.00
         39                    10.52                    13.76
         40                    11.03                    14.00
         41                    11.04                    14.00
         42                    11.04                    14.00
         43                    11.39                    14.00
         44                    11.01                    14.00
         45                    11.37                    14.00
         46                    11.00                    14.00

(1)      Run at pricing speed to call.

(2)      All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(3)      The effective  available funds cap rate (the “Effective  Rate”) is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest  Accrual Period for the  Certificates  and (ii) the weighted average Net Mortgage
         Rate of the Group I Loans plus (B) the payments  from the Swap  Agreement,  if any,  divided by the  aggregate  balance of the
         Mortgage Loans multiplied by 360 divided by actual number of days, subject to a 14.00% cap.

                                                        Class M Net WAC Cap Schedule(1)
        Month           Net WAC Cap Rate((2))     Effective Rate(2,3)            Month           Net WAC Cap Rate((2))         Effective
                                                                                                                             Rate(2(,)(3))
          1                     8.94                    14.00                     47                     11.16                   14.00
          2                     8.04                    14.00                     48                     12.35                   14.00
          3                     7.78                    14.00                     49                     11.14                   14.00
          4                     8.04                    14.00                     50                     11.50                   11.50
          5                     7.78                    14.00                     51                     11.11                   11.11
          6                     7.78                    14.00                     52                     11.49                   11.49
          7                     8.04                    14.00                     53                     11.17                   11.17
          8                     7.78                    14.00                     54                     11.17                   11.17
          9                     8.04                    14.00                     55                     11.53                   11.53
         10                     7.78                    14.00                     56                     11.14                   11.14
         11                     7.78                    14.00                     57                     11.51                   11.51
         12                     8.32                    14.00                     58                     11.13                   11.13
         13                     7.79                    14.00                     59                     11.13                   11.13
         14                     8.05                    14.00                     60                     11.88                   11.88
         15                     7.79                    14.00                     61                     11.10                   11.10
         16                     8.05                    14.00                     62                     11.45                   11.45
         17                     7.79                    14.00                     63                     11.06                   11.06
         18                     7.79                    14.00                     64                     11.42                   11.42
         19                     8.05                    14.00                     65                     11.03                   11.03
         20                     7.81                    14.00                     66                     11.01                   11.01
         21                     8.12                    14.00                     67                     11.36                   11.36
         22                     8.36                    14.00                     68                     10.98                   10.98
         23                     9.32                    13.19                     69                     11.33                   11.33
         24                    10.32                    14.00                     70                     10.95                   10.95
         25                     9.31                    13.55                     71                     10.93                   10.93
         26                     9.61                    13.97                     72                     12.08                   12.08
         27                     9.31                    13.73                     73                     10.89                   10.89
         28                     9.79                    14.00                     74                     11.24                   11.24
         29                     9.78                    14.00                     75                     10.86                   10.86
         30                     9.78                    14.00                     76                     11.20                   11.20
         31                    10.10                    14.00                     77                     10.82                   10.82
         32                     9.77                    13.95                     78                     10.81                   10.81
         33                    10.17                    14.00
         34                    10.05                    13.87
         35                    10.56                    13.92
         36                    11.72                    14.00
         37                    10.58                    13.83
         38                    10.92                    14.00
         39                    10.57                    13.80
         40                    11.12                    14.00
         41                    11.10                    14.00
         42                    11.10                    14.00
         43                    11.45                    14.00
         44                    11.07                    14.00
         45                    11.43                    14.00
         46                    11.08                    14.00

(1)      Run at pricing speed to call.

(2)      All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(3)      The effective  available funds cap rate (the “Effective  Rate”) is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest  Accrual Period for the  Certificates  and (ii) the weighted average Net Mortgage
         Rate of the Group I Loans plus (B) the payments  from the Swap  Agreement,  if any,  divided by the  aggregate  balance of the
         Mortgage Loans multiplied by 360 divided by actual number of days, subject to a 14.00% cap.

                                                         Class A-I Sensitivity Analysis
                                                                 To 10% Call(1)

------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                                       0% PPC             50% PPC             75% PPC             100% PPC            125% PPC            150% PPC
                                                 ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-1
WAL (years)                                            15.43                1.68                1.23                1.00                0.84                0.73
Principal Window (month)                              1 - 275              1 - 39              1 - 26              1 - 22              1 - 18              1 - 15
Principal Months                                        275                  39                  26                  22                  18                  15
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-2
WAL (years)                                            24.25                3.93                2.62                2.00                1.72                1.48
Principal Window (month)                             275 - 310            39 - 59             26 - 40             22 - 27             18 - 23             15 - 20
Principal Months                                         36                  21                  15                  6                   6                   6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-3
WAL (years)                                            27.84                7.25                4.81                3.00                2.15                1.85
Principal Window (month)                             310 - 356            59 - 125            40 - 83             27 - 61             23 - 30             20 - 25
Principal Months                                         47                  67                  44                  35                  8                   6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-4
WAL (years)                                            29.72               12.69                8.47                6.18                3.15                2.25
Principal Window (month)                             356 - 357           125 - 160            83 - 107            61 - 78             30 - 60             25 - 30
Principal Months                                         2                   36                  25                  18                  31                  6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------

                                                         Class A-I Sensitivity Analysis
                                                                 To Maturity(1)

------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                                       0% PPC             50% PPC             75% PPC             100% PPC            125% PPC            150% PPC
                                                 ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-1
WAL (years)                                            15.43                1.68                1.23                1.00                0.84                0.73
Principal Window (month)                              1 - 275              1 - 39              1 - 26              1 - 22              1 - 18              1 - 15
Principal Months                                        275                  39                  26                  22                  18                  15
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-2
WAL (years)                                            24.25                3.93                2.62                2.00                1.72                1.48
Principal Window (month)                             275 - 310            39 - 59             26 - 40             22 - 27             18 - 23             15 - 20
Principal Months                                         36                  21                  15                  6                   6                   6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-3
WAL (years)                                            27.84                7.25                4.81                3.00                2.15                1.85
Principal Window (month)                             310 - 356            59 - 125            40 - 83             27 - 61             23 - 30             20 - 25
Principal Months                                         47                  67                  44                  35                  8                   6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
A-I-4
WAL (years)                                            29.73               15.51               10.67                7.90                4.01                2.25
Principal Window (month)                             356 - 358           125 - 319            83 - 242            61 - 183            30 - 145            25 - 30
Principal Months                                         3                  195                 160                 123                 116                  6
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------

(1)      Assumes 1-month LIBOR remains  constant at 5.320%,  6-month LIBOR remains constant at 5.340% and 1-year LIBOR remains constant at 5.244% and run at the Pricing Speed with no losses and trigger is not in effect.

                                                          Class M Sensitivity Analysis
                                                                 To 10% Call(1)

------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                                       0% PPC             50% PPC             75% PPC             100% PPC            125% PPC            150% PPC
                                                 ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-1S
WAL (years)                                            26.74                5.62                3.77                3.79                4.48                3.66
Principal Window (month)                             300 - 340            51 - 88             38 - 58             42 - 49             48 - 60             30 - 48
Principal Months                                         41                  38                  21                  8                   13                  19
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-2S
WAL (years)                                            29.35               10.13                6.72                5.02                4.99                3.99
Principal Window (month)                             340 - 357            88 - 160            58 - 107            49 - 78             60 - 60             48 - 48
Principal Months                                         18                  73                  50                  30                  1                   1
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-3S
WAL (years)                                            29.74               13.32                8.91                6.49                4.99                3.99
Principal Window (month)                             357 - 357           160 - 160           107 - 107            78 - 78             60 - 60             48 - 48
Principal Months                                         1                   1                   1                   1                   1                   1
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-4
WAL (years)                                            28.32                8.75                5.83                4.56                4.19                3.52
Principal Window (month)                             300 - 357            51 - 160            37 - 107            41 - 78             46 - 60             39 - 48
Principal Months                                         58                 110                  71                  38                  15                  10
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-5
WAL (years)                                            28.32                8.75                5.83                4.52                4.06                3.38
Principal Window (month)                             300 - 357            51 - 160            37 - 107            40 - 78             44 - 60             37 - 48
Principal Months                                         58                 110                  71                  39                  17                  12
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-6
WAL (years)                                            28.32                8.75                5.83                4.50                3.98                3.30
Principal Window (month)                             300 - 357            51 - 160            37 - 107            40 - 78             43 - 60             36 - 48
Principal Months                                         58                 110                  71                  39                  18                  13
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-7
WAL (years)                                            28.32                8.75                5.83                4.48                3.91                3.23
Principal Window (month)                             300 - 357            51 - 160            37 - 107            39 - 78             41 - 60             35 - 48
Principal Months                                         58                 110                  71                  40                  20                  14
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-8
WAL (years)                                            28.32                8.75                5.83                4.47                3.87                3.17
Principal Window (month)                             300 - 357            51 - 160            37 - 107            39 - 78             40 - 60             34 - 48
Principal Months                                         58                 110                  71                  40                  21                  15
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-9
WAL (years)                                            28.32                8.75                5.83                4.45                3.82                3.13
Principal Window (month)                             300 - 357            51 - 160            37 - 107            38 - 78             39 - 60             33 - 48
Principal Months                                         58                 110                  71                  41                  22                  16
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------

(1)      Assumes 1-month LIBOR remains  constant at 5.320%,  6-month LIBOR remains constant at 5.340% and 1-year LIBOR remains constant at 5.244% and run at the Pricing Speed with no losses and trigger is not in effect.

                                                     Class M Sensitivity Analysis
                                                                 To Maturity(1)

------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                                       0% PPC             50% PPC             75% PPC             100% PPC            125% PPC            150% PPC
                                                 ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-1S
WAL (years)                                            26.74                5.62                3.77                3.79                4.48                3.71
Principal Window (month)                             300 - 340            51 - 88             38 - 58             42 - 49             48 - 60             30 - 52
Principal Months                                         41                  38                  21                  8                   13                  23
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-2S
WAL (years)                                            29.35               10.18                6.76                5.05                5.86                5.27
Principal Window (month)                             340 - 357            88 - 175            58 - 117            49 - 86             60 - 84             52 - 81
Principal Months                                         18                  88                  60                  38                  25                  30
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-3S
WAL (years)                                            29.77               18.59               12.91                9.56                8.07                7.94
Principal Window (month)                             357 - 358           175 - 290           117 - 209            86 - 158            84 - 123            81 - 117
Principal Months                                         2                  116                  93                  73                  40                  37
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-4
WAL (years)                                            28.33                9.56                6.44                5.02                4.55                3.81
Principal Window (month)                             300 - 358            51 - 263            37 - 184            41 - 138            46 - 107            39 - 86
Principal Months                                         59                 213                 148                  98                  62                  48
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-5
WAL (years)                                            28.33                9.53                6.42                4.97                4.41                3.66
Principal Window (month)                             300 - 358            51 - 254            37 - 178            40 - 133            44 - 103            37 - 82
Principal Months                                         59                 204                 142                  94                  60                  46
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-6
WAL (years)                                            28.33                9.50                6.39                4.93                4.32                3.56
Principal Window (month)                             300 - 358            51 - 245            37 - 172            40 - 127            43 - 98             36 - 79
Principal Months                                         59                 195                 136                  88                  56                  44
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-7
WAL (years)                                            28.33                9.46                6.36                4.88                4.23                3.48
Principal Window (month)                             300 - 358            51 - 238            37 - 166            39 - 123            41 - 95             35 - 76
Principal Months                                         59                 188                 130                  85                  55                  42
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-8
WAL (years)                                            28.32                9.40                6.31                4.84                4.15                3.40
Principal Window (month)                             300 - 357            51 - 226            37 - 157            39 - 116            40 - 89             34 - 71
Principal Months                                         58                 176                 121                  78                  50                  38
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------
M-9
WAL (years)                                            28.32                9.31                6.24                4.76                4.07                3.32
Principal Window (month)                             300 - 357            51 - 217            37 - 150            38 - 110            39 - 85             33 - 68
Principal Months                                         58                 167                 114                  73                  47                  36
------------------------------------------------ ------------------- ------------------- ------------------- ------------------- ------------------- -------------------

(1)      Assumes 1-month LIBOR remains  constant at 5.320%,  6-month LIBOR remains constant at 5.340% and 1-year LIBOR remains constant at 5.244% and run at the Pricing Speed with no losses and trigger is not in effect.

                                                          Excess Spread Table
        Month              Static LIBOR(1)           Fwd LIBOR(2)                Month              Static LIBOR(1)           Fwd LIBOR(2)
                                (bps)                    (bps)                                           (bps)                   (bps)
          1                     373                      373                      47                      456                     464
          2                     302                      302                      48                      504                     509
          3                     301                      301                      49                      454                     462
          4                     302                      302                      50                      463                     477
          5                     301                      301                      51                      442                     458
          6                     300                      301                      52                      462                     477
          7                     302                      303                      53                      442                     458
          8                     300                      301                      54                      441                     457
          9                     302                      304                      55                      460                     475
         10                     299                      303                      56                      439                     454
         11                     299                      304                      57                      459                     473
         12                     306                      312                      58                      439                     454
         13                     299                      306                      59                      438                     453
         14                     303                      311                      60                      478                     491
         15                     298                      308                      61                      436                     451
         16                     303                      314                      62                      455                     469
         17                     298                      310                      63                      434                     448
         18                     298                      311                      64                      454                     467
         19                     304                      318                      65                      432                     447
         20                     300                      315                      66                      432                     446
         21                     311                      328                      67                      451                     464
         22                     351                      371                      68                      430                     443
         23                     429                      445                      69                      449                     461
         24                     476                      487                      70                      428                     441
         25                     434                      449                      71                      427                     441
         26                     450                      464                      72                      487                     498
         27                     438                      453                      73                      425                     438
         28                     458                      467                      74                      444                     456
         29                     446                      456                      75                      423                     435
         30                     447                      457                      76                      442                     453
         31                     464                      472                      77                      421                     434
         32                     451                      461                      78                      420                     432
         33                     475                      483
         34                     468                      478
         35                     491                      501
         36                     545                      549
         37                     498                      506
         38                     479                      486
         39                     448                      455
         40                     471                      476
         41                     457                      467
         42                     459                      467
         43                     476                      482
         44                     458                      465
         45                     474                      479
         46                     457                      463
------------------------------------------------------------------------------------------------------------------------------------------------

(1)      Assumes 1-month LIBOR remains  constant at 5.320%,  6-month LIBOR remains constant at 5.340% and 1-year LIBOR remains constant at 5.244% and run at the Pricing Speed to call.  Assumes payments are received, if any, from the related Swap Agreement.

(2)      Assumes  1-month Forward LIBOR,  6-month Forward LIBOR and 1-year Forward LIBOR and run at the Pricing Speed to call.  Assumes payments are received from the related Swap Agreement.

                                                                Break-Even Tables

------------------------------------------------ ----------------------------------------------- -----------------------------------------------
                                                                Static LIBOR(1)                                   Fwd LIBOR(2)
------------------------------------------------ ----------------------- ----------------------- ----------------------- -----------------------
                                                      CDR Break(3)        Collateral Loss (%)         CDR Break(3)        Collateral Loss (%)
Class M-1S                                                34.0                   23.21%                   34.2                   23.29%
Class M-2S                                                25.5                   19.49%                   25.7                   19.58%
Class M-3S                                                22.6                   18.01%                   22.8                   18.12%
Class M-4                                                 19.2                   16.11%                   19.5                   16.29%
Class M-5                                                 16.7                   14.59%                   16.9                   14.71%
Class M-6                                                 14.9                   13.41%                   15.1                   13.54%
Class M-7                                                 12.8                   11.94%                   13.0                   12.09%
Class M-8                                                 11.5                   10.98%                   11.7                   11.13%
Class M-9                                                 10.2                   9.97%                    10.4                   10.13%
------------------------------------------------ ----------------------- ----------------------- ----------------------- -----------------------

(1)      Assumes 1-month LIBOR remains constant  5.320%,  6-month LIBOR remains constant at 5.340% and 1-year LIBOR remains constant at
         5.244% and run at the Pricing Speed to maturity.  Assumes principal and interest advancing,  40% severity rate with a 12 month lag and triggers are in effect at all times.

(2)      Assumes  1-month  Forward  LIBOR,  6-month  Forward  LIBOR and 1-Year  Forward LIBOR and run at the Pricing Speed to maturity.
         Assumes principal and interest advancing, 40% severity rate with a 12 month lag and triggers are in effect at all times.

(3)      CDR Break means when bonds receive first principal dollar loss.

Aggregate Collateral Summary
The Mortgage Loan characteristics are approximate and are subject to a +/- 10% variance

Summary                                                                                           Total                             Minimum          Maximum
Aggregate Current Principal Balance                                                           $1,343,555,581
Number of Mortgage Loans                                                                          8,242

Average Current Principal Balance                                                                $163,013                           $10,031         $999,132
Weighted Average Original Loan-to-Value                                                           82.62%                             8.00%           100.00%
Weighted Average Mortgage Rate                                                                    8.542%                            4.836%           14.525%
Weighted Average Net Mortgage Rate                                                                8.042%                            4.336%           14.025%
Weighted Average Note Margin                                                                      5.824%                            1.600%           9.625%
Weighted Average Maximum Mortgage Rate                                                           14.533%                             0.00%           25.000%
Weighted Average Minimum Mortgage Rate                                                            7.029%                            2.250%           12.400%
Weighted Average Term to Next Rate Adjustment Date (months)                                         24                                 4               59
Weighted Average Remaining Term to Stated Maturity (months)                                        352                                117              360
Weighted Average Credit Score                                                                      617                                443              808

Weighted Average reflected in Total
                                                                                                                                Percent of Cut-off-Date
                                                                           Range                                                Principal Balance
Product Type                                                               Hybrid ARM                                               72.41%
                                                                           Fixed Rate                                               27.59%

Lien                                                                       First                                                    95.86%
                                                                           Second                                                    4.14%

Property Type                                                              Single Family Detached:                                  75.06%
                                                                           Planned Unit Development (attached)                       1.73%
                                                                           Planned Unit Development (detached)                      10.84%
                                                                           Condominium Low Rise (less than 5 Stories)                4.37%
                                                                           Condominium Mid Rise (5 to 8 Stories)                     0.22%
                                                                           Condominium High Rise (more than 8 Stories)               0.51%
                                                                           Townhouse / Rowhouse                                      1.44%
                                                                           Manufactured Home                                         0.00%
                                                                           2-4 Family                                                5.78%
                                                                           Leasehold                                                 0.05%
                                                                           Condotel                                                  0.00%

Occupancy Status                                                           Primary Residence                                        93.91%
                                                                           Non-Owner Occupied                                        3.79%
                                                                           Second/Vacation                                           2.30%

Documentation Type                                                         Full Documentation:                                      56.76%
                                                                           Reduced Documentation:                                   43.24%

Loans with Prepay Penalties                                                                                                         67.56%

Interest Only Percentage                                                                                                             9.90%

                                                Credit Score Distribution of the Aggregate Loans
--------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Average        Weighted
                                                              Number of                          % of Principal      Principal        Average
Credit Score Range                                              Loans        Principal Balance       Balance          Balance      Original LTV
--------------------------------------------------------------------------------------------------------------------------------------------------
499 or less                                                       2              $184,974              0.01%          $92,487         83.20%
500 - 519                                                        238            28,980,372             2.16           121,766          69.49
520 - 539                                                        363            48,709,518             3.63           134,186          71.93
540 - 559                                                        604            87,348,101             6.50           144,616          78.75
560 - 579                                                        730            115,592,587            8.60           158,346          79.42
580 - 599                                                       1,231           197,967,430            14.73          160,818          84.53
600 - 619                                                       1,636           265,941,058            19.79          162,556          84.21
620 - 639                                                       1,070           180,792,583            13.46          168,965          84.74
640 - 659                                                       1,165           180,568,091            13.44          154,994          84.38
660 - 679                                                        566            102,181,591            7.61           180,533          84.06
680 - 699                                                        296            55,154,782             4.11           186,334          83.03
700 - 719                                                        134            29,800,946             2.22           222,395          82.47
720 - 739                                                         93            24,001,505             1.79           258,081          82.19
740 - 759                                                         61            13,723,532             1.02           224,976          81.52
760 or greater                                                    53            12,608,512             0.94           237,896          79.83
--------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242         $1,343,555,581          100.00%        $163,013         82.62%
--------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 617.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         Original Mortgage Loan Principal Balances of the Aggregate Loans
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Average        Weighted        Weighted
                                                               Number of                           % of Principal    Principal    Average Credit      Average
Original Mortgage Loan Balance ($)                              Loans        Principal Balance        Balance         Balance          Score       Original LTV
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
100,000 or less                                                  2,889          $185,331,940           13.79%          $64,151           605           83.50%
100,001 - 200,000                                                3,194           461,007,722            34.31          144,336           609            82.25
200,001 - 300,000                                                1,209           295,512,583            21.99          244,427           614            82.67
300,001 - 400,000                                                 549            188,631,941            14.04          343,592           627            83.38
400,001 - 500,000                                                 208            93,086,933             6.93           447,533           635            82.91
500,001 - 600,000                                                 103            55,938,122             4.16           543,089           643            82.74
600,001 - 700,000                                                  55            35,639,353             2.65           647,988           641            81.97
700,001 - 800,000                                                  22            16,170,904             1.20           735,041           649            78.30
800,001 - 900,000                                                  4              3,426,689             0.26           856,672           656            79.93
900,001 - 1,000,000                                                9              8,809,395             0.66           978,822           620            73.07
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           8,242         $1,343,555,581          100.00%        $163,013           617           82.62%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $163,013.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Net Mortgage Rates of the Aggregate Loans

-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % of           Average        Weighted         Weighted
                                                              Number of        Principal            Principal        Principal   Average Credit       Average
Net Mortgage Rate (%)                                           Loans           Balance              Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                                     2             $571,114              0.04%         $285,557           742           69.34%
4.500 - 4.999                                                     7             2,220,666             0.17           317,238           736            58.50
5.000 - 5.499                                                    41            13,273,429             0.99           323,742           696            72.26
5.500 - 5.999                                                    98            28,673,580             2.13           292,588           672            77.63
6.000 - 6.499                                                    338           86,025,199             6.40           254,512           654            77.07
6.500 - 6.999                                                    484           117,326,875            8.73           242,411           638            77.23
7.000 - 7.499                                                   1,126          230,236,904            17.14          204,473           626            78.84
7.500 - 7.999                                                   1,000          186,197,080            13.86          186,197           610            80.97
8.000 - 8.499                                                   1,498          260,709,724            19.40          174,039           606            83.80
8.500 - 8.999                                                    928           140,798,510            10.48          151,723           598            85.41
9.000 - 9.499                                                   1,092          143,452,200            10.68          131,366           598            87.45
9.500 - 9.999                                                    398           48,171,209             3.59           121,033           597            88.81
10.000 - 10.499                                                  294           30,654,228             2.28           104,266           596            88.25
10.500 - 10.999                                                  162           12,146,608             0.90           74,979            624            92.25
11.000 - 11.499                                                  229           14,402,170             1.07           62,892            627            95.07
11.500 - 11.999                                                  233           14,567,423             1.08           62,521            634            98.64
12.000 - 12.499                                                  192            8,845,631             0.66           46,071            623            99.05
12.500 - 12.999                                                  96             4,172,679             0.31           43,465            613            99.52
13.000 - 13.499                                                  16              743,236              0.06           46,452            603            99.00
13.500 - 13.999                                                   7              332,159              0.02           47,451            634           100.00
14.000 or greater                                                 1              34,957               0.00           34,957            588           100.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.042% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                               Mortgage Rates of the Loans of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % of          Average          Weighted       Weighted
                                                               Number          Principal            Principal       Principal     Average Credit    Average
Mortgage Rate (%)                                             of Loans          Balance              Balance        Balance           Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                                     2             $571,114              0.04%         $285,557           742           69.34%
5.000 - 5.499                                                     7             2,220,666             0.17           317,238           736            58.50
5.500 - 5.999                                                    40            13,104,570             0.98           327,614           698            72.03
6.000 - 6.499                                                    99            28,842,439             2.15           291,338           671            77.70
6.500 - 6.999                                                    339           86,198,623             6.42           254,273           654            77.08
7.000 - 7.499                                                    483           117,153,451            8.72           242,554           638            77.22
7.500 - 7.999                                                   1,127          230,378,504            17.15          204,417           626            78.84
8.000 - 8.499                                                    999           186,055,480            13.85          186,242           610            80.97
8.500 - 8.999                                                   1,498          260,709,724            19.40          174,039           606            83.80
9.000 - 9.499                                                    928           140,798,510            10.48          151,723           598            85.41
9.500 - 9.999                                                   1,091          143,246,450            10.66          131,298           598            87.45
10.000 - 10.499                                                  399           48,376,960             3.60           121,246           597            88.81
10.500 - 10.999                                                  294           30,654,228             2.28           104,266           596            88.25
11.000 - 11.499                                                  162           12,146,608             0.90           74,979            624            92.25
11.500 - 11.999                                                  229           14,402,170             1.07           62,892            627            95.07
12.000 - 12.499                                                  233           14,567,423             1.08           62,521            634            98.64
12.500 - 12.999                                                  192            8,845,631             0.66           46,071            623            99.05
13.000 - 13.499                                                  96             4,172,679             0.31           43,465            613            99.52
13.500 - 13.999                                                  16              743,236              0.06           46,452            603            99.00
14.000 - 14.499                                                   7              332,159              0.02           47,451            634           100.00
14.500 - 14.999                                                   1              34,957               0.00           34,957            588           100.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.5418% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                              Original Loan-to-Value Ratios of the Aggregate Loans
-------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % of           Average         Weighted
                                                               Number          Principal            Principal        Principal    Average Credit
Original LTV Ratio (%)                                        of Loans          Balance              Balance         Balance          Score
-------------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                                     266           $33,336,360            2.48%         $125,325           595
50.01 - 55.00                                                    107           17,958,908             1.34           167,840           596
55.01 - 60.00                                                    189           30,456,341             2.27           161,145           600
60.01 - 65.00                                                    222           37,626,442             2.80           169,488           591
65.01 - 70.00                                                    332           54,561,126             4.06           164,341           594
70.01 - 75.00                                                    506           82,116,701             6.11           162,286           595
75.01 - 80.00                                                   2,010          397,827,552            29.61          197,924           633
80.01 - 85.00                                                    863           148,779,039            11.07          172,397           605
85.01 - 90.00                                                   1,379          251,333,161            18.71          182,258           606
90.01 - 95.00                                                   1,063          195,259,357            14.53          183,687           623
95.01 - 100.00                                                  1,305          94,300,596             7.02           72,261            644
-------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617
-------------------------------------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.62%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                      Product Types of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % of           Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Product Type                                                    Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
6-Months Hybrid                                                   2             $238,708              0.02%         $119,354           575           71.53%
2-Year Hybrid                                                   2,688          449,358,838            33.45          167,172           604            82.87
2-Year Hybrid 40/30 Balloon                                      658           161,655,183            12.03          245,677           608            84.12
2-Year Hybrid 45/30 Balloon                                      32             9,388,588             0.70           293,393           644            82.08
2-Year Hybrid 50/30 Balloon                                      153           49,501,097             3.68           323,537           628            83.12
2-Year Hybrid Interest Only                                      333           89,812,526             6.68           269,707           646            81.77
2-Year Hybrid Recast 40/30                                        4              708,025              0.05           177,006           633            87.30
3-Year Hybrid                                                    687           114,665,905            8.53           166,908           611            82.60
3-Year Hybrid 40/30 Balloon                                      181           40,960,353             3.05           226,300           611            83.54
3-Year Hybrid 45/30 Balloon                                      24             4,040,755             0.30           168,365           640            85.09
3-Year Hybrid 50/30 Balloon                                      38             9,864,426             0.73           259,590           653            82.88
3-Year Hybrid Interest Only                                      108           28,901,784             2.15           267,609           648            81.47
3-Year Hybrid Recast 40/30                                        1              298,366              0.02           298,366           653           100.00
5-Year Hybrid                                                    16             2,927,841             0.22           182,990           620            82.04
5-Year Hybrid 40/30 Balloon                                      13             3,681,249             0.27           283,173           636            76.52
5-Year Hybrid 50/30 Balloon                                       7             2,943,341             0.22           420,477           663            77.24
5-Year Hybrid Interest Only                                      14             3,943,732             0.29           281,695           645            81.18
Fixed Rate Mortgage                                             2,476          289,549,562            21.55          116,942           620            80.03
Fixed Rate Mortgage 30/15 Balloon                                545           28,327,129             2.11           51,976            645            99.33
Fixed Rate Mortgage 40/30 Balloon                                156           30,539,493             2.27           195,766           632            83.52
Fixed Rate Mortgage 45/30 Balloon                                24             3,030,687             0.23           126,279           620            77.87
Fixed Rate Mortgage 50/30 Balloon                                37             8,569,833             0.64           231,617           654            83.77
Fixed Rate Mortgage Interest Only                                42            10,363,423             0.77           246,748           665            81.00
Fixed Rate Mortgage Recast 40/30                                  3              284,739              0.02           94,913            570            69.42
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   Geographical Distributions of Mortgaged Properties of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of           Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
State                                                           Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                          247           $26,744,572            1.99%         $108,278           601           85.60%
Alaska                                                            9             1,578,836             0.12           175,426           631            81.87
Arizona                                                          265           51,177,586             3.81           193,123           621            80.67
Arkansas                                                         61             7,278,160             0.54           119,314           604            87.25
California                                                       536           163,518,166            12.17          305,071           633            78.52
Colorado                                                         140           20,769,697             1.55           148,355           623            84.41
Connecticut                                                      103           19,843,466             1.48           192,655           605            80.04
Delaware                                                         25             3,842,072             0.29           153,683           606            81.67
District Of Columbia                                             15             3,595,776             0.27           239,718           595            74.93
Florida                                                          971           172,922,275            12.87          178,087           616            80.87
Georgia                                                          389           56,883,926             4.23           146,231           610            85.76
Hawaii                                                           16             4,992,987             0.37           312,062           638            77.69
Idaho                                                            45             5,741,703             0.43           127,593           619            81.55
Illinois                                                         339           59,994,734             4.47           176,976           624            82.83
Indiana                                                          236           23,346,684             1.74           98,927            609            87.18
Iowa                                                             38             3,983,337             0.30           104,825           597            86.18
Kansas                                                           30             2,725,951             0.20           90,865            600            86.19
Kentucky                                                         96             8,741,157             0.65           91,054            612            84.35
Louisiana                                                        185           22,167,287             1.65           119,823           599            84.78
Maine                                                            28             3,578,065             0.27           127,788           587            77.44
Maryland                                                         285           64,666,954             4.81           226,902           613            82.36
Massachusetts                                                    78            18,635,851             1.39           238,921           624            83.64
Michigan                                                         500           58,522,051             4.36           117,044           617            84.73
Minnesota                                                        170           28,816,345             2.14           169,508           621            82.60
Mississippi                                                      112           12,248,526             0.91           109,362           595            86.06
Missouri                                                         201           21,910,736             1.63           109,009           608            85.22
Montana                                                          16             3,606,230             0.27           225,389           626            83.08
Nebraska                                                         22             1,726,087             0.13           78,458            613            85.74
Nevada                                                           91            17,280,021             1.29           189,890           606            81.86
New Hampshire                                                    22             3,630,678             0.27           165,031           600            72.43
New Jersey                                                       208           50,152,235             3.73           241,117           624            82.97
New Mexico                                                       51             6,913,923             0.51           135,567           613            84.32
New York                                                         158           38,144,333             2.84           241,420           635            79.91
North Carolina                                                   172           23,037,425             1.71           133,939           600            84.72
North Dakota                                                      9             1,151,598             0.09           127,955           589            87.50
Ohio                                                             223           25,828,449             1.92           115,823           610            86.03
Oklahoma                                                         63             6,205,505             0.46           98,500            595            83.08
Oregon                                                           47            10,206,002             0.76           217,149           609            79.59
Pennsylvania                                                     234           32,136,104             2.39           137,334           618            83.22
Rhode Island                                                     15             3,239,194             0.24           215,946           658            80.71
South Carolina                                                   110           17,238,714             1.28           156,716           614            86.66
South Dakota                                                      5              934,296              0.07           186,859           575            78.06
Tennessee                                                        249           27,493,163             2.05           110,414           611            85.71
Texas                                                            462           48,008,051             3.57           103,914           610            84.82
Utah                                                             94            15,264,477             1.14           162,388           616            82.91
Vermont                                                           3              364,523              0.03           121,508           580            71.37
Virginia                                                         291           54,847,214             4.08           188,478           612            82.66
Washington                                                       156           31,459,764             2.34           201,665           626            82.10
West Virginia                                                    25             3,367,352             0.25           134,694           594            80.71
Wisconsin                                                        379           51,360,830             3.82           135,517           610            86.56
Wyoming                                                          17             1,732,514             0.13           101,913           609            80.43
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                  Mortgage Loan Purpose of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Loan Purpose                                                    Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                              4,548         $794,920,563           59.17%         $174,785           608           81.40%
Purchase                                                        2,513          378,108,203            28.14          150,461           637            86.11
Rate/Term Refinance                                             1,181          170,526,815            12.69          144,392           615            80.57
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            Mortgage Loan Documentation Types of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Documentation Type                                              Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                              5,193         $762,573,996           56.76%         $146,847           604           82.61%
Reduced Documentation                                           3,049          580,981,586            43.24          190,548           634            82.64
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                     Occupancy Type of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Occupancy Type                                                  Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Primary Home                                                    7,679        $1,261,773,674          93.91%         $164,315           615           82.72%
Investment                                                       392           50,928,188             3.79           129,919           639            78.08
Second Home                                                      171           30,853,720             2.30           180,431           641            85.81
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                Mortgaged Property Types of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Property Type                                                   Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                                          6,405        $1,008,421,612          75.06%         $157,443           613           82.57%
PUD Attached                                                     130           23,251,495             1.73           178,858           619            82.84
PUD Detached                                                     777           145,684,863            10.84          187,497           625            83.64
Condominium High-Rise                                            24             6,899,398             0.51           287,475           643            81.66
Condominium Low-Rise                                             375           58,701,657             4.37           156,538           630            82.36
Condominium Mid-Rise                                             15             2,974,177             0.22           198,278           629            83.97
2-4 Family                                                       383           77,611,660             5.78           202,641           633            80.83
Townhouse / Rowhouse                                             129           19,301,729             1.44           149,626           618            85.23
Leasehold                                                         4              708,992              0.05           177,248           602            84.83
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                      Credit Grades of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Aggregate Credit Grade                                          Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
A4                                                              4,705         $812,553,149           60.48%         $172,700           621           83.15%
A5                                                              2,287          318,226,368            23.69          139,146           626            84.14
AM                                                               329           57,643,122             4.29           175,207           579            75.09
AX                                                               744           129,876,516            9.67           174,565           596            81.01
B                                                                97            13,911,110             1.04           143,414           559            71.38
C                                                                78            11,102,357             0.83           142,338           564            72.21
CM                                                                2              242,960              0.02           121,480           564            80.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                Prepayment Penalty Terms of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Prepayment Penalty Term                                         Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                            2,916         $435,875,484           32.44%         $149,477           614           83.21%
12                                                               331           70,009,738             5.21           211,510           623            80.57
24                                                              2,889          508,582,076            37.85          176,041           613            83.42
36                                                              2,002          312,831,750            23.28          156,260           625            80.94
60                                                               95            13,296,938             0.99           139,968           632            82.46
Other                                                             9             2,959,595             0.22           328,844           647            83.84
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                   Interest Only Terms of the Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Interest Only Term                                              Loans            Balance             Balance         Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                            7,745        $1,210,534,118          90.10%         $156,299           613           82.73%
24                                                               11             2,369,309             0.18           215,392           613            81.17
36                                                                1              412,300              0.03           412,300           611            95.00
60                                                               475           127,672,397            9.50           268,784           648            81.62
120                                                              10             2,567,459             0.19           256,746           683            80.34
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617           82.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                      Note Margins of the Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Note Margin (%)                                                 Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       3,283         $370,664,866           27.59%         $112,904           625            81.88%
1.500 - 1.999                                                     3             1,257,459             0.09           419,153           719            73.56
2.000 - 2.499                                                     4             1,078,587             0.08           269,647           708            78.46
2.500 - 2.999                                                    14             3,833,191             0.29           273,799           649            75.30
3.000 - 3.499                                                    46            10,387,513             0.77           225,816           622            71.75
3.500 - 3.999                                                    122           26,817,971             2.00           219,819           627            73.22
4.000 - 4.499                                                    287           60,734,600             4.52           211,619           619            76.77
4.500 - 4.999                                                    526           108,543,109            8.08           206,356           617            79.13
5.000 - 5.499                                                    720           134,894,886            10.04          187,354           606            81.53
5.500 - 5.999                                                    919           174,776,726            13.01          190,181           613            84.49
6.000 - 6.499                                                    882           185,357,899            13.80          210,156           620            83.96
6.500 - 6.999                                                    722           138,788,825            10.33          192,228           610            86.12
7.000 - 7.499                                                    402           69,238,442             5.15           172,235           605            86.10
7.500 - 7.999                                                    247           47,675,005             3.55           193,016           608            86.59
8.000 - 8.499                                                    49             8,144,697             0.61           166,218           613            89.61
8.500 - 8.999                                                    11             1,015,163             0.08           92,288            602            91.28
9.000 - 9.499                                                     3              148,002              0.01           49,334            607            90.57
9.500 - 9.999                                                     2              198,640              0.01           99,320            581            96.38
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617            82.62%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.824% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 Maximum Mortgage Rates of the Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Maximum Mortgage Rates (%)                                      Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       3,283         $370,664,866           27.59%         $112,904           625            81.88%
0.000 - 0.999                                                     1              213,578              0.02           213,578           628            90.00
8.000 - 8.999                                                     1              151,832              0.01           151,832           639            80.00
10.000 - 10.999                                                   1              266,773              0.02           266,773           720            80.00
11.000 - 11.999                                                  19             6,099,720             0.45           321,038           674            74.96
12.000 - 12.999                                                  227           64,707,818             4.82           285,056           650            77.41
13.000 - 13.999                                                 1,021          245,095,279            18.24          240,054           629            78.66
14.000 - 14.999                                                 1,773          346,408,673            25.78          195,380           609            83.49
15.000 - 15.999                                                 1,382          234,939,887            17.49          170,000           600            86.67
16.000 - 16.999                                                  443           63,966,685             4.76           144,394           594            87.58
17.000 - 17.999                                                  80            10,068,396             0.75           125,855           596            87.84
18.000 - 18.999                                                   8              613,677              0.05           76,710            595            85.96
19.000 - 19.999                                                   1              112,372              0.01           112,372           578            90.00
24.000 - 24.999                                                   1              115,899              0.01           115,899           568            75.00
25.000 - 25.999                                                   1              130,126              0.01           130,126           633            95.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617            82.62%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.536% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 Minimum Mortgage Rates of the Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Minimum Mortgage Rate                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       3,283         $370,664,866           27.59%         $112,904           625            81.88%
2.000 - 2.999                                                    11             2,322,113             0.17           211,101           635            68.60
3.000 - 3.999                                                    126           26,026,556             1.94           206,560           618            70.95
4.000 - 4.999                                                    619           124,947,986            9.30           201,855           611            77.35
5.000 - 5.999                                                    949           170,819,608            12.71          180,000           605            82.52
6.000 - 6.999                                                    781           153,326,097            11.41          196,320           621            84.39
7.000 - 7.999                                                    770           179,678,131            13.37          233,348           633            81.99
8.000 - 8.999                                                    829           173,078,989            12.88          208,780           612            85.25
9.000 - 9.999                                                    627           107,110,715            7.97           170,830           598            86.62
10.000 - 10.999                                                  205           30,864,379             2.30           150,558           594            89.48
11.000 - 11.999                                                  37             4,309,998             0.32           116,486           595            88.94
12.000 or greater                                                 5              406,144              0.03           81,229            607            91.62
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617            82.62%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 7.029% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                           Next Interest Rate Adjustment Date of the Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Next Interest Rate Adjustment Date                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       3,283         $370,664,866           27.59%         $112,904           625            81.88%
July 2007                                                         1              134,848              0.01           134,848           515            65.00
August 2007                                                       1              103,860              0.01           103,860           652            80.00
October 2007                                                      3              557,078              0.04           185,693           599            89.94
November 2007                                                     2              286,828              0.02           143,414           694            87.59
December 2007                                                     2              565,749              0.04           282,875           602            86.54
January 2008                                                      4              665,584              0.05           166,396           568            88.83
February 2008                                                     1              85,735               0.01           85,735            661            90.00
March 2008                                                        2              336,415              0.03           168,207           574            83.03
April 2008                                                        5              884,228              0.07           176,846           599            74.85
May 2008                                                          8             1,338,444             0.10           167,305           627            87.62
June 2008                                                        20             3,216,244             0.24           160,812           614            83.53
July 2008                                                        44             9,364,439             0.70           212,828           614            83.84
August 2008                                                      141           28,761,502             2.14           203,982           624            82.45
September 2008                                                   63            13,386,299             1.00           212,481           627            85.31
October 2008                                                     137           25,261,829             1.88           184,393           619            84.12
November 2008                                                    358           80,598,810             6.00           225,136           622            83.02
December 2008                                                    621           142,710,845            10.62          229,808           620            82.16
January 2009                                                    1,095          208,262,840            15.50          190,194           605            83.60
February 2009                                                   1,045          186,470,092            13.88          178,440           607            83.10
March 2009                                                       317           57,671,295             4.29           181,928           606            81.68
April 2009                                                        1              86,551               0.01           86,551            604            80.00
May 2009                                                          2              561,946              0.04           280,973           611            80.18
June 2009                                                         5              711,297              0.05           142,259           586            79.59
July 2009                                                        22             3,730,666             0.28           169,576           627            87.12
August 2009                                                      54            11,657,397             0.87           215,878           608            84.08
September 2009                                                   23             5,213,244             0.39           226,663           639            82.72
October 2009                                                     24             4,994,186             0.37           208,091           625            80.18
November 2009                                                    75            16,767,786             1.25           223,570           623            84.16
December 2009                                                    170           38,798,944             2.89           228,229           632            84.19
January 2010                                                     290           48,749,923             3.63           168,103           618            82.68
February 2010                                                    293           54,456,320             4.05           185,858           611            81.27
March 2010                                                       80            13,003,330             0.97           162,542           621            81.45
May 2011                                                          1              258,918              0.02           258,918           643            75.00
June 2011                                                         1              198,400              0.01           198,400           641            80.00
July 2011                                                         2              658,258              0.05           329,129           686            84.04
August 2011                                                       4              538,819              0.04           134,705           608            70.09
September 2011                                                    1              439,605              0.03           439,605           729            80.00
October 2011                                                      6             1,025,848             0.08           170,975           641            73.11
November 2011                                                     8             1,710,832             0.13           213,854           610            84.19
December 2011                                                    15             5,190,100             0.39           346,007           648            75.85
January 2012                                                     11             3,222,483             0.24           292,953           628            83.89
February 2012                                                     1              252,900              0.02           252,900           678            90.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617            82.62%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                              Back-End Debt to Income Ratio of the Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Debt to Income                                                 Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
N/A                                                              568           $75,721,596            5.64%         $133,313           615            78.96%
20.00 or less                                                    223           26,171,738             1.95           117,362           627            80.24
20.01 - 25.00                                                    295           37,651,098             2.80           127,631           605            79.92
25.01 - 30.00                                                    458           61,850,505             4.60           135,045           614            79.23
30.01 - 35.00                                                    727           107,003,178            7.96           147,185           615            81.56
35.01 - 40.00                                                   1,128          177,019,606            13.18          156,932           617            82.22
40.01 - 45.00                                                   1,718          298,922,072            22.25          173,994           622            83.07
45.01 - 50.00                                                   2,346          422,043,599            31.41          179,899           618            83.86
50.01 - 55.00                                                    772           135,733,680            10.10          175,821           607            84.02
55.01 - 60.00                                                     7             1,438,510             0.11           205,501           610            73.20
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          8,242        $1,343,555,581          100.00%        $163,013           617            82.62%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately 42.57%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group I Collateral Summary
The Mortgage Loan characteristics are approximate and are subject to a +/- 10% variance

Summary                                                                                           Total                             Minimum          Maximum
Aggregate Current Principal Balance                                                           $1,121,784,287
Number of Mortgage Loans                                                                          6,974

Average Current Principal Balance                                                                $160,852                           $10,031         $999,132
Weighted Average Original Loan-to-Value                                                           82.58%                             8.00%           100.00%
Weighted Average Mortgage Rate                                                                    8.548%                            4.836%           14.525%
Weighted Average Net Mortgage Rate                                                                8.048%                            4.336%           14.025%
Weighted Average Note Margin                                                                      5.804%                            1.600%           9.625%
Weighted Average Maximum Mortgage Rate                                                           14.517%                            0.000%           25.000%
Weighted Average Minimum Mortgage Rate                                                            6.877%                            2.250%           12.400%
Weighted Average Term to Next Rate Adjustment Date (months)                                         24                                 4               59
Weighted Average Remaining Term to Stated Maturity (months)                                        352                                117              360
Weighted Average Credit Score                                                                      618                                443              808

Weighted Average reflected in Total
                                                                                                                                Percent of Cut-off-Date
                                                                           Range                                                Principal Balance
Product Type                                                               Hybrid ARM                                               71.25%
                                                                           Fixed Rate                                               28.75%

Lien                                                                       First                                                    95.65%
                                                                           Second                                                    4.35%

Property Type                                                              Single Family Detached:                                  74.82%
                                                                           Planned Unit Development (attached)                       1.64%
                                                                           Planned Unit Development (detached)                      11.30%
                                                                           Condominium Low Rise (less than 5 Stories)                4.41%
                                                                           Condominium Mid Rise (5 to 8 Stories)                     0.22%
                                                                           Condominium High Rise (more than 8 Stories)               0.59%
                                                                           Townhouse / Rowhouse                                      1.33%
                                                                           Manufactured Home                                         0.00%
                                                                           2-4 Family                                                5.68%
                                                                           Leasehold                                                 0.02%
                                                                           Condotel                                                  0.00%

Occupancy Status                                                           Primary Residence                                        93.58%
                                                                           Non-Owner Occupied                                        3.94%
                                                                           Second/Vacation                                           2.49%

Documentation Type                                                         Full Documentation:                                      57.04%
                                                                           Reduced Documentation:                                   42.96%

Loans with Prepay Penalties                                                                                                         67.59%

Interest Only Percentage                                                                                                            10.99%

                                            Credit Score Distribution of the Group 1 Aggregate Loans
-----------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted
                                                              Number of         Principal           Principal       Principal         Average
Credit Score Range                                              Loans            Balance             Balance         Balance       Original LTV
-----------------------------------------------------------------------------------------------------------------------------------------------
1 - 499                                                           2              $184,974              0.02%          $92,487         83.20%
500 - 519                                                        201            23,880,132             2.13           118,807          69.09
520 - 539                                                        301            38,547,569             3.44           128,065          71.03
540 - 559                                                        509            71,364,886             6.36           140,206          78.14
560 - 579                                                        593            91,997,253             8.20           155,139          79.48
580 - 599                                                       1,011           158,379,151            14.12          156,656          84.24
600 - 619                                                       1,369           219,353,544            19.55          160,229          84.17
620 - 639                                                        931            156,294,515            13.93          167,878          84.71
640 - 659                                                       1,018           155,849,463            13.89          153,094          84.55
660 - 679                                                        484            87,726,317             7.82           181,253          84.06
680 - 699                                                        257            48,228,087             4.30           187,658          83.05
700 - 719                                                        119            25,681,804             2.29           215,813          82.64
720 - 739                                                         80            20,941,009             1.87           261,763          82.27
740 - 759                                                         53            11,931,851             1.06           225,129          82.48
760 or greater                                                    46            11,423,733             1.02           248,342          79.48
--------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974         $1,121,784,287          100.00%        $160,852         82.58%
--------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 618.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     Original Mortgage Loan Principal Balances of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       % of            Average         Weighted       Weighted
                                                              Number of         Principal            Principal        Principal      Average Credit    Average
Credit Score Range                                              Loans            Balance              Balance          Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
100,000 or less                                                  2,596          $167,342,195           14.92%          $64,462           606           83.54%
100,001 - 200,000                                                2,659           382,221,931            34.07          143,746           610            82.26
200,001 - 300,000                                                 937            228,935,932            20.41          244,329           616            82.47
300,001 - 400,000                                                 391            134,300,438            11.97          343,479           630            83.58
400,001 - 500,000                                                 198            88,999,329             7.93           449,492           635            82.84
500,001 - 600,000                                                 103            55,938,122             4.99           543,089           643            82.74
600,001 - 700,000                                                  55            35,639,353             3.18           647,988           641            81.97
700,001 - 800,000                                                  22            16,170,904             1.44           735,041           649            78.30
800,001 - 900,000                                                  4              3,426,689             0.31           856,672           656            79.93
900,001 - 1,000,000                                                9              8,809,395             0.79           978,822           620            73.07
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           6,974         $1,121,784,287          100.00%        $160,852           618           82.58%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $160,852.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                               Net Mortgage Rates of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Net Mortgage Rate (%)                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                                     2             $571,114              0.05%         $285,557           742           69.34%
4.500 - 4.999                                                     7             2,220,666             0.20           317,238           736            58.50
5.000 - 5.499                                                    38            12,576,337             1.12           330,956           696            72.47
5.500 - 5.999                                                    82            24,380,544             2.17           297,324           667            77.37
6.000 - 6.499                                                    281           72,091,312             6.43           256,553           654            77.20
6.500 - 6.999                                                    398           97,537,208             8.69           245,068           637            76.85
7.000 - 7.499                                                    932           189,910,736            16.93          203,767           627            78.77
7.500 - 7.999                                                    842           154,247,497            13.75          183,192           611            80.53
8.000 - 8.499                                                   1,219          209,781,685            18.70          172,093           608            83.72
8.500 - 8.999                                                    796           119,288,092            10.63          149,859           600            85.30
9.000 - 9.499                                                    954           122,243,091            10.90          128,137           599            87.66
9.500 - 9.999                                                    353           42,582,739             3.80           120,631           599            88.84
10.000 - 10.499                                                  249           26,059,059             2.32           104,655           597            88.45
10.500 - 10.999                                                  135           10,155,186             0.91           75,224            625            93.42
11.000 - 11.499                                                  196           12,113,622             1.08           61,804            631            95.30
11.500 - 11.999                                                  200           12,801,460             1.14           64,007            636            98.74
12.000 - 12.499                                                  170            7,940,909             0.71           46,711            626            99.31
12.500 - 12.999                                                  96             4,172,679             0.37           43,465            613            99.52
13.000 - 13.499                                                  16              743,236              0.07           46,452            603            99.00
13.500 - 13.999                                                   7              332,159              0.03           47,451            634           100.00
14.000 or greater                                                 1              34,957               0.00           34,957            588           100.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.048% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                           Mortgage Rates of the Loans of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Mortgage Rate (%)                                               Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                                     2             $571,114              0.05%         $285,557           742           69.34%
5.000 - 5.499                                                     7             2,220,666             0.20           317,238           736            58.50
5.500 - 5.999                                                    37            12,407,477             1.11           335,337           698            72.23
6.000 - 6.499                                                    83            24,549,403             2.19           295,776           666            77.46
6.500 - 6.999                                                    282           72,264,737             6.44           256,258           654            77.21
7.000 - 7.499                                                    397           97,363,783             8.68           245,249           638            76.85
7.500 - 7.999                                                    933           190,052,336            16.94          203,700           627            78.77
8.000 - 8.499                                                    841           154,105,897            13.74          183,241           611            80.53
8.500 - 8.999                                                   1,219          209,781,685            18.70          172,093           608            83.72
9.000 - 9.499                                                    796           119,288,092            10.63          149,859           600            85.30
9.500 - 9.999                                                    953           122,037,341            10.88          128,056           599            87.66
10.000 - 10.499                                                  354           42,788,489             3.81           120,871           598            88.83
10.500 - 10.999                                                  249           26,059,059             2.32           104,655           597            88.45
11.000 - 11.499                                                  135           10,155,186             0.91           75,224            625            93.42
11.500 - 11.999                                                  196           12,113,622             1.08           61,804            631            95.30
12.000 - 12.499                                                  200           12,801,460             1.14           64,007            636            98.74
12.500 - 12.999                                                  170            7,940,909             0.71           46,711            626            99.31
13.000 - 13.499                                                  96             4,172,679             0.37           43,465            613            99.52
13.500 - 13.999                                                  16              743,236              0.07           46,452            603            99.00
14.000 - 14.499                                                   7              332,159              0.03           47,451            634           100.00
14.500 - 14.999                                                   1              34,957               0.00           34,957            588           100.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.548% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          Original Loan-to-Value Ratios of the Group 1 Aggregate Loans
-------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted
                                                              Number of         Principal           Principal       Principal        Average
Original LTV Ratio (%)                                          Loans            Balance             Balance         Balance       Original LTV
-------------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                                     226           $27,573,093            2.46%         $122,005           596
50.01 - 55.00                                                    96            16,422,347             1.46           171,066           598
55.01 - 60.00                                                    163           25,196,931             2.25           154,582           603
60.01 - 65.00                                                    188           30,671,868             2.73           163,148           587
65.01 - 70.00                                                    283           46,563,574             4.15           164,536           593
70.01 - 75.00                                                    426           66,638,456             5.94           156,428           595
75.01 - 80.00                                                   1,726          345,103,705            30.76          199,944           634
80.01 - 85.00                                                    707           119,868,445            10.69          169,545           605
85.01 - 90.00                                                   1,106          194,718,650            17.36          176,057           608
90.01 - 95.00                                                    897           163,588,468            14.58          182,373           623
95.01 - 100.00                                                  1,156          85,438,751             7.62           73,909            645
-------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618
-------------------------------------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.58%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Product Types of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Product Type                                                    Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
6-Months Hybrid                                                   2             $238,708              0.02%         $119,354           575           71.53%
2-Year Hybrid                                                   2,197          363,649,510            32.42          165,521           606            82.94
2-Year Hybrid 40/30 Balloon                                      520           128,890,371            11.49          247,866           611            84.27
2-Year Hybrid 45/30 Balloon                                      32             9,388,588             0.84           293,393           644            82.08
2-Year Hybrid 50/30 Balloon                                      116           39,509,769             3.52           340,601           631            82.90
2-Year Hybrid Interest Only                                      309           83,549,538             7.45           270,387           646            81.59
2-Year Hybrid Recast 40/30                                        4              708,025              0.06           177,006           633            87.30
3-Year Hybrid                                                    585           95,737,361             8.53           163,654           611            82.61
3-Year Hybrid 40/30 Balloon                                      130           30,113,798             2.68           231,645           616            84.05
3-Year Hybrid 45/30 Balloon                                      24             4,040,755             0.36           168,365           640            85.09
3-Year Hybrid 50/30 Balloon                                      25             6,743,062             0.60           269,722           647            84.48
3-Year Hybrid Interest Only                                      92            25,391,344             2.26           275,993           645            81.30
3-Year Hybrid Recast 40/30                                        1              298,366              0.03           298,366           653           100.00
5-Year Hybrid                                                     8             1,402,054             0.12           175,257           620            85.54
5-Year Hybrid 40/30 Balloon                                      10             3,093,156             0.28           309,316           635            75.82
5-Year Hybrid 50/30 Balloon                                       6             2,623,500             0.23           437,250           666            76.90
5-Year Hybrid Interest Only                                      14             3,943,732             0.35           281,695           645            81.18
Fixed Rate Mortgage                                             2,186          251,684,944            22.44          115,135           619            79.73
Fixed Rate Mortgage 30/15 Balloon                                488           25,695,785             2.29           52,655            647            99.30
Fixed Rate Mortgage 40/30 Balloon                                125           24,091,940             2.15           192,736           634            83.71
Fixed Rate Mortgage 45/30 Balloon                                24             3,030,687             0.27           126,279           620            77.87
Fixed Rate Mortgage 50/30 Balloon                                31             7,311,133             0.65           235,843           663            83.71
Fixed Rate Mortgage Interest Only                                42            10,363,423             0.92           246,748           665            81.00
Fixed Rate Mortgage Recast 40/30                                  3              284,739              0.03           94,913            570            69.42
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               Geographical Distributions of Mortgaged Properties of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
State                                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                          220           $23,184,437            2.07%         $105,384           601           85.73%
Alaska                                                            8             1,309,840             0.12           163,730           631            82.25
Arizona                                                          233           44,456,136             3.96           190,799           623            80.65
Arkansas                                                         52             6,028,335             0.54           115,930           608            87.16
California                                                       477           148,510,636            13.24          311,343           635            78.71
Colorado                                                         115           16,330,543             1.46           142,005           620            83.79
Connecticut                                                      93            17,676,297             1.58           190,068           606            79.75
Delaware                                                         24             3,792,117             0.34           158,005           607            82.47
District Of Columbia                                              8             2,083,972             0.19           260,497           603            79.88
Florida                                                          869           152,947,421            13.63          176,004           618            80.76
Georgia                                                          286           42,059,454             3.75           147,061           614            86.15
Hawaii                                                           13             4,113,667             0.37           316,436           645            78.96
Idaho                                                            44             5,495,020             0.49           124,887           619            81.71
Illinois                                                         226           40,828,092             3.64           180,655           629            83.61
Indiana                                                          188           18,226,770             1.62           96,951            607            87.70
Iowa                                                             35             3,467,128             0.31           99,061            593            85.48
Kansas                                                           27             2,249,757             0.20           83,324            600            85.15
Kentucky                                                         92             8,304,096             0.74           90,262            612            84.23
Louisiana                                                        173           20,420,443             1.82           118,037           602            84.70
Maine                                                            25             3,134,756             0.28           125,390           590            76.84
Maryland                                                         203           45,699,261             4.07           225,120           619            82.53
Massachusetts                                                    56            13,520,062             1.21           241,430           626            83.87
Michigan                                                         450           51,372,549             4.58           114,161           616            84.80
Minnesota                                                        128           21,372,075             1.91           166,969           625            83.42
Mississippi                                                      104           11,003,393             0.98           105,802           595            85.99
Missouri                                                         185           19,084,897             1.70           103,162           606            84.64
Montana                                                          14             3,131,661             0.28           223,690           624            83.34
Nebraska                                                         22             1,726,087             0.15           78,458            613            85.74
Nevada                                                           76            13,964,644             1.24           183,745           610            81.46
New Hampshire                                                    18             2,516,690             0.22           139,816           602            71.91
New Jersey                                                       176           41,729,427             3.72           237,099           625            82.96
New Mexico                                                       42             5,628,085             0.50           134,002           615            83.86
New York                                                         137           34,078,511             3.04           248,748           635            79.84
North Carolina                                                   126           16,814,512             1.50           133,449           596            84.12
North Dakota                                                      4              391,587              0.03           97,897            596            89.35
Ohio                                                             200           23,089,262             2.06           115,446           611            85.74
Oklahoma                                                         61             6,096,715             0.54           99,946            594            82.85
Oregon                                                           43             9,378,838             0.84           218,113           611            79.20
Pennsylvania                                                     199           26,038,844             2.32           130,848           617            83.94
Rhode Island                                                     11             2,246,821             0.20           204,256           645            81.69
South Carolina                                                   83            13,056,393             1.16           157,306           618            86.54
South Dakota                                                      4              687,501              0.06           171,875           559            71.98
Tennessee                                                        204           22,047,000             1.97           108,074           611            85.40
Texas                                                            431           44,759,498             3.99           103,850           610            84.92
Utah                                                             78            11,977,681             1.07           153,560           613            81.98
Vermont                                                           2              244,618              0.02           122,309           615            82.82
Virginia                                                         257           46,990,232             4.19           182,841           611            82.23
Washington                                                       139           28,681,604             2.56           206,342           626            82.00
West Virginia                                                    24             3,029,753             0.27           126,240           596            79.67
Wisconsin                                                        274           35,364,144             3.15           129,066           611            87.27
Wyoming                                                          15             1,443,026             0.13           96,202            610            80.10
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

                                              Mortgage Loan Purpose of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Loan Purpose                                                    Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                              3,562         $611,446,001           54.51%         $171,658           608           81.09%
Purchase                                                        2,350          358,994,963            32.00          152,764           638            86.14
Rate/Term Refinance                                             1,062          151,343,323            13.49          142,508           615            80.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        Mortgage Loan Documentation Types of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Documentation Type                                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                              4,411         $639,870,142           57.04%         $145,062           605           82.37%
Reduced Documentation                                           2,563          481,914,145            42.96          188,027           637            82.84
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 Occupancy Type of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Occupancy Type                                                  Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Primary Home                                                    6,467        $1,049,731,684          93.58%         $162,321           617           82.64%
Investment                                                       352           44,146,308             3.94           125,416           639            78.00
Second Home                                                      155           27,906,296             2.49           180,041           641            87.24
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            Mortgaged Property Types of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Property Type                                                   Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                                          5,420         $839,371,178           74.82%         $154,866           615           82.40%
PUD Attached                                                     106           18,360,018             1.64           173,208           626            84.47
PUD Detached                                                     680           126,730,227            11.30          186,368           626            83.63
Condominium High-Rise                                            23             6,663,719             0.59           289,727           642            82.28
Condominium Low-Rise                                             317           49,445,262             4.41           155,979           631            82.57
Condominium Mid-Rise                                             13             2,449,934             0.22           188,456           619            84.93
Leasehold                                                         1              173,399              0.02           173,399           606            90.00
2-4 Family                                                       313           63,666,967             5.68           203,409           635            81.54
Townhouse / Rowhouse                                             101           14,923,582             1.33           147,758           622            85.36
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Credit Grades of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Aggregate Credit Grate                                          Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
A4                                                              3,880         $661,696,730           58.99%         $170,540           622           83.13%
A5                                                              2,033          282,264,364            25.16          138,841           628            84.35
AM                                                               279           48,457,230             4.32           173,682           579            74.41
AX                                                               628           107,379,785            9.57           170,987           596            80.53
B                                                                84            11,908,116             1.06           141,763           560            70.36
C                                                                68             9,835,103             0.88           144,634           565            71.63
CM                                                                2              242,960              0.02           121,480           564            80.00
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            Prepayment Penalty Terms of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Prepayment Penalty Term                                         Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                            2,483         $363,590,233           32.41%         $146,432           616           83.19%
12                                                               283           59,710,328             5.32           210,991           622            80.62
24                                                              2,382          420,153,427            37.45          176,387           615            83.53
36                                                              1,727          263,537,570            23.49          152,598           625            80.70
60                                                               95            13,296,938             1.19           139,968           632            82.46
Other                                                             4             1,495,792             0.13           373,948           618            76.12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                               Interest Only Terms of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Interest Only Term                                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                            6,517         $998,536,251           89.01%         $153,220           615           82.71%
24                                                               10             2,207,373             0.20           220,737           618            80.52
36                                                                1              412,300              0.04           412,300           611            95.00
60                                                               438           118,564,546            10.57          270,695           647            81.46
120                                                               8             2,063,818             0.18           257,977           684            80.42
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618           82.58%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Note Margins of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Note Margin (%)                                                 Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       2,899         $322,462,651           28.75%         $111,232           625            81.69%
1.500 - 1.999                                                     3             1,257,459             0.11           419,153           719            73.56
2.000 - 2.499                                                     4             1,078,587             0.10           269,647           708            78.46
2.500 - 2.999                                                    14             3,833,191             0.34           273,799           649            75.30
3.000 - 3.499                                                    39             8,736,345             0.78           224,009           621            71.92
3.500 - 3.999                                                    110           23,851,613             2.13           216,833           624            72.73
4.000 - 4.499                                                    235           49,282,553             4.39           209,713           617            77.11
4.500 - 4.999                                                    457           93,403,462             8.33           204,384           617            79.02
5.000 - 5.499                                                    585           109,686,679            9.78           187,499           606            81.45
5.500 - 5.999                                                    738           140,292,011            12.51          190,098           614            84.28
6.000 - 6.499                                                    729           152,792,372            13.62          209,592           624            84.12
6.500 - 6.999                                                    588           113,878,571            10.15          193,671           615            86.79
7.000 - 7.499                                                    315           54,356,245             4.85           172,560           609            86.58
7.500 - 7.999                                                    193           37,366,045             3.33           193,606           610            86.29
8.000 - 8.499                                                    49             8,144,697             0.73           166,218           613            89.61
8.500 - 8.999                                                    11             1,015,163             0.09           92,288            602            91.28
9.000 - 9.499                                                     3              148,002              0.01           49,334            607            90.57
9.500 - 9.999                                                     2              198,640              0.02           99,320            581            96.38
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618            82.58%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.804% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             Maximum Mortgage Rates of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Maximum Mortgage Rates (%)                                      Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       2,899         $322,462,651           28.75%         $111,232           625            81.69%
0.000-0.999                                                       1              213,578              0.02           213,578           628            90.00
10.000 - 10.999                                                   1              266,773              0.02           266,773           720            80.00
11.000 - 11.999                                                  19             6,099,720             0.54           321,038           674            74.96
12.000 - 12.999                                                  187           54,680,542             4.87           292,409           649            77.44
13.000 - 13.999                                                  847           204,444,568            18.22          241,375           630            78.77
14.000 - 14.999                                                 1,424          277,057,602            24.70          194,563           611            83.34
15.000 - 15.999                                                 1,146          193,314,341            17.23          168,686           603            86.87
16.000 - 16.999                                                  374           53,897,342             4.80           144,111           596            87.99
17.000 - 17.999                                                  67             8,547,031             0.76           127,568           598            88.71
18.000 - 18.999                                                   7              557,642              0.05           79,663            595            86.05
19.000 - 19.999                                                   1              112,372              0.01           112,372           578            90.00
25.000 - 25.999                                                   1              130,126              0.01           130,126           633            95.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618            82.58%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.521% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             Minimum Mortgage Rates of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Minimum Mortgage Rate                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       2,899         $322,462,651           28.75%         $111,232           625            81.69%
2.000 - 2.999                                                    11             2,322,113             0.21           211,101           635            68.60
3.000 - 3.999                                                    116           23,823,688             2.12           205,377           618            70.93
4.000 - 4.999                                                    569           114,466,429            10.20          201,171           611            77.52
5.000 - 5.999                                                    871           156,292,264            13.93          179,440           605            82.29
6.000 - 6.999                                                    686           133,419,467            11.89          194,489           620            84.65
7.000 - 7.999                                                    579           138,165,577            12.32          238,628           636            82.57
8.000 - 8.999                                                    553           118,303,538            10.55          213,930           620            85.65
9.000 - 9.999                                                    489           83,244,280             7.42           170,234           601            86.86
10.000 - 10.999                                                  169           25,672,132             2.29           151,906           596            90.07
11.000 - 11.999                                                  28             3,262,041             0.29           116,501           595            90.35
12.000 or greater                                                 4              350,108              0.03           87,527            610            92.68
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618            82.58%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 6.877% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       Next Interest Rate Adjustment Date of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Next Interest Rate Adjustment Date                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                       2,899         $322,462,651           28.75%         $111,232           625            81.69%
July 2007                                                         1              134,848              0.01           134,848           515            65.00
August 2007                                                       1              103,860              0.01           103,860           652            80.00
October 2007                                                      3              557,078              0.05           185,693           599            89.94
November 2007                                                     2              286,828              0.03           143,414           694            87.59
December 2007                                                     2              565,749              0.05           282,875           602            86.54
January 2008                                                      3              501,363              0.04           167,121           552            95.00
February 2008                                                     1              85,735               0.01           85,735            661            90.00
March 2008                                                        2              336,415              0.03           168,207           574            83.03
April 2008                                                        5              884,228              0.08           176,846           599            74.85
May 2008                                                          8             1,338,444             0.12           167,305           627            87.62
June 2008                                                        19             2,968,821             0.26           156,254           618            83.58
July 2008                                                        37             8,178,558             0.73           221,042           612            83.57
August 2008                                                      123           25,570,944             2.28           207,894           629            82.64
September 2008                                                   50            10,993,249             0.98           219,865           634            85.35
October 2008                                                     97            18,650,580             1.66           192,274           626            84.48
November 2008                                                    289           65,690,650             5.86           227,303           624            83.21
December 2008                                                    473           114,236,136            10.18          241,514           625            82.54
January 2009                                                     835           156,022,836            13.91          186,854           608            83.37
February 2009                                                    929           164,045,992            14.62          176,583           608            83.08
March 2009                                                       300           54,782,195             4.88           182,607           606            81.55
April 2009                                                        1              86,551               0.01           86,551            604            80.00
May 2009                                                          2              561,946              0.05           280,973           611            80.18
June 2009                                                         4              419,204              0.04           104,801           620            83.49
July 2009                                                        22             3,730,666             0.33           169,576           627            87.12
August 2009                                                      50            10,598,783             0.94           211,976           610            84.78
September 2009                                                   22             5,069,788             0.45           230,445           641            82.52
October 2009                                                     20             4,203,622             0.37           210,181           627            78.31
November 2009                                                    59            12,930,849             1.15           219,167           627            85.27
December 2009                                                    122           28,200,910             2.51           231,155           630            84.74
January 2010                                                     229           38,620,043             3.44           168,646           619            82.97
February 2010                                                    252           46,089,793             4.11           182,896           608            80.98
March 2010                                                       74            11,812,530             1.05           159,629           622            81.34
May 2011                                                          1              258,918              0.02           258,918           643            75.00
June 2011                                                         1              198,400              0.02           198,400           641            80.00
July 2011                                                         2              658,258              0.06           329,129           686            84.04
August 2011                                                       4              538,819              0.05           134,705           608            70.09
September 2011                                                    1              439,605              0.04           439,605           729            80.00
October 2011                                                      3              556,240              0.05           185,413           640            76.93
November 2011                                                     4              949,365              0.08           237,341           604            84.97
December 2011                                                    10             3,987,454             0.36           398,745           653            74.29
January 2012                                                     11             3,222,483             0.29           292,953           628            83.89
February 2012                                                     1              252,900              0.02           252,900           678            90.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618            82.58%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          Back-End Debt to Income Ratio of the Group 1 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Debt to Income                                                  Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
N/A                                                              568           $75,721,596            6.75%         $133,313           615            78.96%
0.01 - 20.00                                                     218           25,488,450             2.27           116,919           626            80.26
20.01 - 25.00                                                    242           30,138,875             2.69           124,541           604            79.49
25.01 - 30.00                                                    395           52,996,448             4.72           134,168           615            79.26
30.01 - 35.00                                                    614           89,609,783             7.99           145,944           616            81.86
35.01 - 40.00                                                    947           146,374,095            13.05          154,566           619            82.24
40.01 - 45.00                                                   1,426          246,597,396            21.98          172,929           623            82.93
45.01 - 50.00                                                   1,919          341,813,517            30.47          178,121           621            83.84
50.01 - 55.00                                                    638           111,605,617            9.95           174,930           609            84.43
55.01 - 60.00                                                     7             1,438,510             0.13           205,501           610            73.20
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          6,974        $1,121,784,287          100.00%        $160,852           618            82.58%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately 42.40%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group II Collateral Summary
The Mortgage Loan characteristics are approximate and are subject to a +/- 10% variance

Summary                                                                                           Total                             Minimum          Maximum
Aggregate Current Principal Balance                                                            $221,771,294
Number of Mortgage Loans                                                                          1,268

Average Current Principal Balance                                                                $174,898                           $15,044         $413,306
Weighted Average Original Loan-to-Value                                                           82.84%                            14.00%           100.00%
Weighted Average Mortgage Rate                                                                    8.510%                            5.840%           12.990%
Weighted Average Net Mortgage Rate                                                                8.010%                            5.340%           12.490%
Weighted Average Note Margin                                                                      5.916%                            3.025%           7.990%
Weighted Average Maximum Mortgage Rate                                                           14.602%                            8.950%           24.300%
Weighted Average Minimum Mortgage Rate                                                            7.730%                            3.025%           12.030%
Weighted Average Term to Next Rate Adjustment Date (months)                                         24                                10               57
Weighted Average Remaining Term to Stated Maturity (months)                                        354                                173              360
Weighted Average Credit Score                                                                      610                                500              791

Weighted Average reflected in Total
                                                                                                                                Percent of Cut-off-Date
                                                                           Range                                                Principal Balance
Product Type                                                               Hybrid ARM                                               78.26%
                                                                           Fixed Rate                                               21.74%

Lien                                                                       First                                                    96.96%
                                                                           Second                                                    3.04%

Property Type                                                              Single Family Detached:                                  76.23%
                                                                           Planned Unit Development (attached)                       2.21%
                                                                           Planned Unit Development (detached)                       8.55%
                                                                           Condominium Low Rise (less than 5 Stories)                4.17%
                                                                           Condominium Mid Rise (5 to 8 Stories)                     0.24%
                                                                           Condominium High Rise (more than 8 Stories)               0.11%
                                                                           Townhouse / Rowhouse                                      1.97%
                                                                           Manufactured Home                                         0.00%
                                                                           2-4 Family                                                6.29%
                                                                           Leasehold                                                 0.24%
                                                                           Condotel                                                  0.00%

Occupancy Status                                                           Primary Residence                                        95.61%
                                                                           Non-Owner Occupied                                        3.06%
                                                                           Second/Vacation                                           1.33%

Documentation Type                                                         Full Documentation:                                      55.33%
                                                                           Reduced Documentation:                                   44.67%

Loans with Prepay Penalties                                                                                                         67.41%

Interest Only Percentage                                                                                                             4.41%

                                            Credit Score Distribution of the Group 2 Aggregate Loans
-------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted
                                                              Number of         Principal           Principal       Principal         Average
Credit Score Range                                              Loans            Balance             Balance         Balance       Original LTV
-------------------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                                         37            $5,100,240             2.30%         $137,844         71.32%
520 - 539                                                         62            10,161,949             4.58           163,902          75.35
540 - 559                                                         95            15,983,215             7.21           168,244          81.46
560 - 579                                                        137            23,595,334             10.64          172,229          79.17
580 - 599                                                        220            39,588,279             17.85          179,947          85.70
600 - 619                                                        267            46,587,514             21.01          174,485          84.40
620 - 639                                                        139            24,498,068             11.05          176,245          84.90
640 - 659                                                        147            24,718,628             11.15          168,154          83.28
660 - 679                                                         82            14,455,274             6.52           176,284          84.10
680 - 699                                                         39             6,926,695             3.12           177,608          82.93
700 - 719                                                         15             4,119,142             1.86           274,609          81.37
720 - 739                                                         13             3,060,496             1.38           235,423          81.66
740 - 759                                                         8              1,791,682             0.81           223,960          75.13
760 or greater                                                    7              1,184,778             0.53           169,254          83.22
--------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268          $221,771,294           100.00%        $174,898         82.84%
--------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 610.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     Original Mortgage Loan Principal Balances of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % of           Average         Weighted       Weighted
                                                              Number of         Principal             Principal       Principal      Average Credit    Average
Original Mortgage Loan Balance ($)                              Loans            Balance               Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
100,000 or less                                                   293            $17,989,745            8.11%          $61,398           597           83.20%
100,001 - 200,000                                                 535            78,785,791             35.53          147,263           606            82.21
200,001 - 300,000                                                 272            66,576,651             30.02          244,767           609            83.34
300,001 - 400,000                                                 158            54,331,502             24.50          343,870           618            82.87
400,001 - 500,000                                                  10             4,087,604             1.84           408,760           628            84.57
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                           1,268          $221,771,294           100.00%        $174,898           610           82.84%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $174,898.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                               Net Mortgage Rates of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Net Mortgage Rate (%)                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                                     3             $697,093              0.31%         $232,364           700           68.49%
5.500 - 5.999                                                    16             4,293,036             1.94           268,315           699            79.08
6.000 - 6.499                                                    57            13,933,886             6.28           244,454           655            76.41
6.500 - 6.999                                                    86            19,789,668             8.92           230,112           641            79.08
7.000 - 7.499                                                    194           40,326,168             18.18          207,867           619            79.17
7.500 - 7.999                                                    158           31,949,582             14.41          202,213           604            83.13
8.000 - 8.499                                                    279           50,928,039             22.96          182,538           595            84.13
8.500 - 8.999                                                    132           21,510,417             9.70           162,958           588            86.02
9.000 - 9.499                                                    138           21,209,109             9.56           153,689           589            86.21
9.500 - 9.999                                                    45             5,588,471             2.52           124,188           587            88.60
10.000 - 10.499                                                  45             4,595,169             2.07           102,115           586            87.10
10.500 - 10.999                                                  27             1,991,422             0.90           73,756            616            86.29
11.000 - 11.499                                                  33             2,288,547             1.03           69,350            610            93.82
11.500 - 11.999                                                  33             1,765,963             0.80           53,514            617            97.92
12.000 - 12.499                                                  22              904,723              0.41           41,124            601            96.81
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.010% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                           Mortgage Rates of the Loans of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Mortgage Rate (%)                                               Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                                     3             $697,093              0.31%         $232,364           700           68.49%
6.000 - 6.499                                                    16             4,293,036             1.94           268,315           699            79.08
6.500 - 6.999                                                    57            13,933,886             6.28           244,454           655            76.41
7.000 - 7.499                                                    86            19,789,668             8.92           230,112           641            79.08
7.500 - 7.999                                                    194           40,326,168             18.18          207,867           619            79.17
8.000 - 8.499                                                    158           31,949,582             14.41          202,213           604            83.13
8.500 - 8.999                                                    279           50,928,039             22.96          182,538           595            84.13
9.000 - 9.499                                                    132           21,510,417             9.70           162,958           588            86.02
9.500 - 9.999                                                    138           21,209,109             9.56           153,689           589            86.21
10.000 - 10.499                                                  45             5,588,471             2.52           124,188           587            88.60
10.500 - 10.999                                                  45             4,595,169             2.07           102,115           586            87.10
11.000 - 11.499                                                  27             1,991,422             0.90           73,756            616            86.29
11.500 - 11.999                                                  33             2,288,547             1.03           69,350            610            93.82
12.000 - 12.499                                                  33             1,765,963             0.80           53,514            617            97.92
12.500 - 12.999                                                  22              904,723              0.41           41,124            601            96.81
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.510% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          Original Loan-to-Value Ratios of the Group 2 Aggregate Loans
-------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted
                                                              Number of         Principal           Principal       Principal         Average
Original LTV Ratio (%)                                          Loans            Balance             Balance         Balance       Original LTV
-------------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                                     40            $5,763,267             2.60%         $144,082           589
50.01 - 55.00                                                    11             1,536,561             0.69           139,687           581
55.01 - 60.00                                                    26             5,259,410             2.37           202,285           585
60.01 - 65.00                                                    34             6,954,573             3.14           204,546           608
65.01 - 70.00                                                    49             7,997,552             3.61           163,215           602
70.01 - 75.00                                                    80            15,478,246             6.98           193,478           595
75.01 - 80.00                                                    284           52,723,847             23.77          185,647           623
80.01 - 85.00                                                    156           28,910,593             13.04          185,324           603
85.01 - 90.00                                                    273           56,614,511             25.53          207,379           601
90.01 - 95.00                                                    166           31,670,889             14.28          190,788           621
95.01 - 100.00                                                   149            8,861,846             4.00           59,475            638
-------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610
-------------------------------------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.84%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Product Types of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Product Type                                                    Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
2-Year Hybrid                                                    491           $85,709,328           38.65%         $174,561           598           82.55%
2-Year Hybrid 40/30 Balloon                                      138           32,764,811             14.77          237,426           597            83.53
2-Year Hybrid 50/30 Balloon                                      37             9,991,327             4.51           270,036           613            84.00
2-Year Hybrid Interest Only                                      24             6,262,988             2.82           260,958           653            84.15
3-Year Hybrid                                                    102           18,928,544             8.54           185,574           615            82.53
3-Year Hybrid 40/30 Balloon                                      51            10,846,555             4.89           212,678           597            82.12
3-Year Hybrid 50/30 Balloon                                      13             3,121,364             1.41           240,105           666            79.42
3-Year Hybrid Interest Only                                      16             3,510,439             1.58           219,402           676            82.71
5-Year Hybrid                                                     8             1,525,788             0.69           190,723           621            78.82
5-Year Hybrid 40/30 Balloon                                       3              588,093              0.27           196,031           642            80.19
5-Year Hybrid 50/30 Balloon                                       1              319,841              0.14           319,841           645            80.00
Fixed Rate Mortgage                                              290           37,864,617             17.07          130,568           626            82.03
Fixed Rate Mortgage 30/15 Balloon                                57             2,631,344             1.19           46,164            627            99.58
Fixed Rate Mortgage 40/30 Balloon                                31             6,447,553             2.91           207,986           625            82.82
Fixed Rate Mortgage 50/30 Balloon                                 6             1,258,701             0.57           209,783           599            84.15
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               Geographical Distributions of Mortgaged Properties of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
State                                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                          27            $3,560,135             1.61%         $131,857           599           84.77%
Alaska                                                            1              268,996              0.12           268,996           634            80.00
Arizona                                                          32             6,721,451             3.03           210,045           613            80.77
Arkansas                                                          9             1,249,824             0.56           138,869           585            87.67
California                                                       59            15,007,530             6.77           254,365           613            76.68
Colorado                                                         25             4,439,154             2.00           177,566           633            86.67
Connecticut                                                      10             2,167,169             0.98           216,717           592            82.46
Delaware                                                          1              49,955               0.02           49,955            510            21.00
District Of Columbia                                              7             1,511,804             0.68           215,972           584            68.09
Florida                                                          102           19,974,854             9.01           195,832           602            81.69
Georgia                                                          103           14,824,471             6.68           143,927           601            84.65
Hawaii                                                            3              879,320              0.40           293,107           605            71.75
Idaho                                                             1              246,684              0.11           246,684           617            78.00
Illinois                                                         113           19,166,641             8.64           169,616           615            81.17
Indiana                                                          48             5,119,914             2.31           106,665           616            85.35
Iowa                                                              3              516,209              0.23           172,070           622            90.93
Kansas                                                            3              476,195              0.21           158,732           601            91.14
Kentucky                                                          4              437,061              0.20           109,265           606            86.73
Louisiana                                                        12             1,746,845             0.79           145,570           570            85.72
Maine                                                             3              443,309              0.20           147,770           567            81.71
Maryland                                                         82            18,967,693             8.55           231,313           601            81.95
Massachusetts                                                    22             5,115,789             2.31           232,536           620            83.01
Michigan                                                         50             7,149,502             3.22           142,990           621            84.19
Minnesota                                                        42             7,444,270             3.36           177,245           610            80.25
Mississippi                                                       8             1,245,133             0.56           155,642           594            86.67
Missouri                                                         16             2,825,839             1.27           176,615           624            89.10
Montana                                                           2              474,568              0.21           237,284           637            81.37
Nevada                                                           15             3,315,377             1.49           221,025           586            83.52
New Hampshire                                                     4             1,113,987             0.50           278,497           595            73.63
New Jersey                                                       32             8,422,808             3.80           263,213           617            83.03
New Mexico                                                        9             1,285,838             0.58           142,871           605            86.31
New York                                                         21             4,065,822             1.83           193,611           631            80.46
North Carolina                                                   46             6,222,912             2.81           135,281           609            86.33
North Dakota                                                      5              760,012              0.34           152,002           585            86.54
Ohio                                                             23             2,739,188             1.24           119,095           607            88.48
Oklahoma                                                          2              108,790              0.05           54,395            600            96.01
Oregon                                                            4              827,164              0.37           206,791           586            83.98
Pennsylvania                                                     35             6,097,261             2.75           174,207           623            80.16
Rhode Island                                                      4              992,373              0.45           248,093           687            78.48
South Carolina                                                   27             4,182,322             1.89           154,901           603            87.04
South Dakota                                                      1              246,794              0.11           246,794           622            95.00
Tennessee                                                        45             5,446,163             2.46           121,026           614            86.95
Texas                                                            31             3,248,553             1.46           104,792           601            83.44
Utah                                                             16             3,286,796             1.48           205,425           628            86.31
Vermont                                                           1              119,906              0.05           119,906           509            48.00
Virginia                                                         34             7,856,982             3.54           231,088           617            85.27
Washington                                                       17             2,778,160             1.25           163,421           625            83.15
West Virginia                                                     1              337,598              0.15           337,598           576            90.00
Wisconsin                                                        105           15,996,687             7.21           152,349           609            85.00
Wyoming                                                           2              289,489              0.13           144,744           606            82.07
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

                                              Mortgage Loan Purpose of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Loan Purpose                                                    Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                               986          $183,474,562           82.73%         $186,080           609           82.44%
Rate/Term Refinance                                              119           19,183,492             8.65           161,206           615            84.06
Purchase                                                         163           19,113,240             8.62           117,259           615            85.39
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                        Mortgage Loan Documentation Types of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Documentation Type                                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                               782          $122,703,854           55.33%         $156,910           600           83.82%
Reduced Documentation                                            486           99,067,440             44.67          203,842           622            81.62
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 Occupancy Type of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Occupancy Type                                                  Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Primary Home                                                    1,212         $212,041,990           95.61%         $174,952           608           83.12%
Investment                                                       40             6,781,879             3.06           169,547           639            78.64
Second Home                                                      16             2,947,424             1.33           184,214           640            72.30
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            Mortgaged Property Types of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Property Type                                                   Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                                           985          $169,050,434           76.23%         $171,625           607           83.42%
PUD Attached                                                     24             4,891,477             2.21           203,812           592            76.71
PUD Detached                                                     97            18,954,635             8.55           195,409           618            83.66
Condominium High-Rise                                             1              235,679              0.11           235,679           653            64.00
Condominium Low-Rise                                             58             9,256,394             4.17           159,593           626            81.25
Condominium Mid-Rise                                              2              524,243              0.24           262,121           675            79.46
Leasehold                                                         3              535,593              0.24           178,531           601            83.16
2-4 Family                                                       70            13,944,693             6.29           199,210           625            77.63
Townhouse / Rowhouse                                             28             4,378,147             1.97           156,362           604            84.81
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Credit Grades of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Aggregate Credit Grade                                          Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
A4                                                               825          $150,856,418           68.02%         $182,856           616           83.23%
A5                                                               254           35,962,004             16.22          141,583           608            82.47
AM                                                               50             9,185,892             4.14           183,718           576            78.69
AX                                                               116           22,496,731             10.14          193,937           593            83.29
B                                                                13             2,002,994             0.90           154,076           555            77.44
C                                                                10             1,267,254             0.57           126,725           558            76.70
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            Prepayment Penalty Terms of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Prepayment Penalty Term                                         Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                             433           $72,285,251           32.59%         $166,941           607           83.30%
12                                                               48            10,299,410             4.64           214,571           626            80.25
24                                                               507           88,428,649             39.87          174,415           602            82.93
36                                                               275           49,294,180             22.23          179,252           623            82.27
Other                                                             5             1,463,803             0.66           292,761           677            91.72
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                               Interest Only Terms of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Interest Only Term                                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                            1,228         $211,997,866           95.59%         $172,637           607           82.80%
24                                                                1              161,936              0.07           161,936           543            90.00
60                                                               37             9,107,851             4.11           246,158           662            83.72
120                                                               2              503,641              0.23           251,821           682            80.00
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610           82.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  Note Margins of the Group 2 Aggregate Loans
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                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Note Margin (%)                                                 Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                        384           $48,202,215           21.74%         $125,527           625            83.15%
3.000 - 3.499                                                     7             1,651,169             0.74           235,881           626            70.87
3.500 - 3.999                                                    12             2,966,357             1.34           247,196           653            77.24
4.000 - 4.499                                                    52            11,452,048             5.16           220,232           627            75.31
4.500 - 4.999                                                    69            15,139,646             6.83           219,415           614            79.84
5.000 - 5.499                                                    135           25,208,207             11.37          186,727           608            81.89
5.500 - 5.999                                                    181           34,484,714             15.55          190,523           609            85.31
6.000 - 6.499                                                    153           32,565,526             14.68          212,847           601            83.24
6.500 - 6.999                                                    134           24,910,254             11.23          185,897           592            83.07
7.000 - 7.499                                                    87            14,882,197             6.71           171,060           590            84.37
7.500 - 7.999                                                    54            10,308,960             4.65           190,907           604            87.67
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610            82.84%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.916% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             Maximum Mortgage Rates of the Group 2 Aggregate Loans
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                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Maximum Mortgage Rates (%)                                      Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                        384           $48,202,215           21.74%         $125,527           625            83.15%
8.000 - 8.999                                                     1              151,832              0.07           151,832           639            80.00
12.000 - 12.999                                                  40            10,027,276             4.52           250,682           652            77.25
13.000 - 13.999                                                  174           40,650,711             18.33          233,625           626            78.09
14.000 - 14.999                                                  349           69,351,072             31.27          198,714           601            84.10
15.000 - 15.999                                                  236           41,625,546             18.77          176,379           588            85.79
16.000 - 16.999                                                  69            10,069,343             4.54           145,933           584            85.36
17.000 - 17.999                                                  13             1,521,366             0.69           117,028           584            82.95
18.000 - 18.999                                                   1              56,035               0.03           56,035            593            85.00
24.000 - 24.999                                                   1              115,899              0.05           115,899           568            75.00
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610            82.84%
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As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.602% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             Minimum Mortgage Rates of the Group 2 Aggregate Loans
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                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Minimum Mortgage Rate                                           Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                        384           $48,202,215           21.74%         $125,527           625            83.15%
3.000 - 3.999                                                    10             2,202,868             0.99           220,287           614            71.19
4.000 - 4.999                                                    50            10,481,557             4.73           209,631           611            75.49
5.000 - 5.999                                                    78            14,527,344             6.55           186,248           605            85.01
6.000 - 6.999                                                    95            19,906,631             8.98           209,543           624            82.59
7.000 - 7.999                                                    191           41,512,554             18.72          217,343           624            80.05
8.000 - 8.999                                                    276           54,775,451             24.70          198,462           594            84.39
9.000 - 9.999                                                    138           23,866,435             10.76          172,945           586            85.77
10.000 - 10.999                                                  36             5,192,247             2.34           144,229           586            86.59
11.000 - 11.999                                                   9             1,047,957             0.47           116,440           592            84.53
12.000 or greater                                                 1              56,035               0.03           56,035            593            85.00
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610            82.84%
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As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 7.730% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       Next Interest Rate Adjustment Date of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Next Interest Rate Adjustment Date                              Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Mortgage Loans                                        384           $48,202,215           21.74%         $125,527           625            83.15%
January 2008                                                      1              164,220              0.07           164,220           616            70.00
June 2008                                                         1              247,423              0.11           247,423           571            83.00
July 2008                                                         7             1,185,881             0.53           169,412           625            85.71
August 2008                                                      18             3,190,558             1.44           177,253           584            80.98
September 2008                                                   13             2,393,050             1.08           184,081           595            85.13
October 2008                                                     40             6,611,249             2.98           165,281           600            83.12
November 2008                                                    69            14,908,160             6.72           216,060           615            82.17
December 2008                                                    148           28,474,709             12.84          192,397           600            80.63
January 2009                                                     260           52,240,004             23.56          200,923           599            84.30
February 2009                                                    116           22,424,099             10.11          193,311           602            83.19
March 2009                                                       17             2,889,100             1.30           169,947           603            84.26
June 2009                                                         1              292,093              0.13           292,093           538            74.00
August 2009                                                       4             1,058,613             0.48           264,653           590            77.10
September 2009                                                    1              143,455              0.06           143,455           580            90.00
October 2009                                                      4              790,563              0.36           197,641           612            90.10
November 2009                                                    16             3,836,937             1.73           239,809           608            80.42
December 2009                                                    48            10,598,034             4.78           220,792           637            82.75
January 2010                                                     61            10,129,880             4.57           166,064           611            81.58
February 2010                                                    41             8,366,527             3.77           204,062           625            82.89
March 2010                                                        6             1,190,800             0.54           198,467           609            82.59
October 2011                                                      3              469,608              0.21           156,536           643            68.58
November 2011                                                     4              761,467              0.34           190,367           618            83.21
December 2011                                                     5             1,202,647             0.54           240,529           631            81.01
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Total:                                                          1,268         $221,771,294           100.00%        $174,898           610            82.84%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          Back-End Debt to Income Ratio of the Group 2 Aggregate Loans
------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % of            Average         Weighted       Weighted
                                                              Number of         Principal           Principal       Principal      Average Credit    Average
Debt to Income                                                  Loans            Balance             Balance         Balance          Score        Original LTV
------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00                                                      5             $683,287              0.31%         $136,657           669            79.51%
20.01 - 25.00                                                    53             7,512,223             3.39           141,740           607            81.64
25.01 - 30.00                                                    63             8,854,056             3.99           140,541           610            79.05
30.01 - 35.00                                                    113           17,393,395             7.84           153,924           608            80.03
35.01 - 40.00                                                    181           30,645,511             13.82          169,312           610            82.12
40.01 - 45.00                                                    292           52,324,676             23.59          179,194           616            83.73
45.01 - 50.00                                                    427           80,230,082             36.18          187,892           609            83.91
50.01 - 55.00                                                    134           24,128,064             10.88          180,060           598            82.15
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                          1,268         $221,771,294           100.00%        $174,898           610            82.84%
------------------------------------------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately 43.38%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                             Rating Agency Contacts

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                                                        NAME                                                                         PHONE EXTENSION
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  Moody’s:                                              Shachar Gonen                                                                  212.553.3711
  S&P:                                                  James Taylor                                                                   212.438.6067
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